MARKETPLACE AT THE GROVE

                              SAN DIEGO, CALIFORNIA


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                            MARKETPLACE AT THE GROVE
                              SAN DIEGO, CALIFORNIA
                                      LEASE

         THIS LEASE Is made and entered Into as of the 5th day of April , 1994, by and between DP PARTNERSHIP, A California General Partnership ("Landlord") and Cabrillo Lanes, Inc., a New York
         Corporation.("Tenant").
                           SECTION 1 FUNDAMENTAL LEASE
                            PROVISIONS

        Certain Fundamental Lease Provisions presented in this Section represent the agreement of the parties, subject to further definition and elaboration In the referenced Sections and elsewhere In this Lease. In the event of any conflict between any Fundamental Lease Provision and the balance of this Lease, the latter shall control. References are for convenience only and designate some Sections in which particular Fundamental Lease Provisions may be referenced.

        (a)       Tenant's Trade Name:  The Grove bowling Center  (See 7.1)
         (b)      Lease Term:  Ten (10) lease years (See 4.5)
        (c)       Tenant's Space:  Pad A (See Exhibit 8)

          (d)  Approximate   Floor  Area  of  Premises:   49,614   square  feet;
               approximate frontage: feet; approximate depth: feet. (See 8)

        (e)       Initial Minimum Annual Rental: See Rider IA. l
                  $ per year payable at $ per month (See 5.1)
        (f)       Percentage Rental Rate:  14% (See 5.4)
        (g)       Security Deposit: $ None (See 6)

          (h) Use: The operation of a bowling, center and all ancillary businesses normal to the industry including but not limited to a: restaurant. bar including alcoholic drinks, pro shop, nursery, arcade game room, and incidental vending machines. (See 7)

        (i)       Notice Address Landlord: 3450 College Avenue
                  (See 28.5)Post Office Box 152026 San Diego, CA 92115-0856
        (j)       Option: Se . Rider 1A. 2
       (k)     Additional rental payment (see Section 5.2).

          (l) Notice Address Landlord: 3450 College Avenue, PO Box 152026, San Diego, CA 92115-0856

              Notice Address Tenant: Sorrento Mesa Office Plaza
                        5230 Carroll Canyon Road., Ste. 310 San Diego, CA 92121
                             Phone No. (619) 587-1060

                                              SECTION 2
                                              EXHIBITS
        The following drawings and special provisions are attached as Exhibits and are a part of this Lease:

EXHIBIT A - General site plan of an integrated retail shopping center in the City of San Diego, County of San Diego, State of California, now situated or to be built at the location indicated, hereinafter "Shopping Center". Tenant acknowledges that the site plan is tentative and Landlord may change-, reduce, and expand the shape, size, height, location and number of the improvements shown including parking areas and eliminate or add any improvements including additional buildings to any portion of the Shopping Center, provided parking ratio to premises is not reduced thereby.



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                                    RIDER 1A

----------------------- --------------- --------------------------------
      1A.1 Rent             Year 1                $300,000.00
----------------------- --------------- --------------------------------
                            Year 2                $330,000.00
----------------------- --------------- --------------------------------
                          Years 3-10              $360,000.00
----------------------- --------------- --------------------------------

     1A.2 OPTION        1. Years 11-15            $414,000.00
----------------------- --------------- --------------------------------
                        2. Years 16-20            $455,400.00
----------------------- --------------- --------------------------------
                        3. Years 21-25            $500,940.00
----------------------- --------------- --------------------------------

Tenant may extend the term of the Lease for three (3) additional periods of five
(5) years each upon the same terms and conditions of the Lease, subject to the above rent schedule and the following modifications:
             A. Tenant shall notify Landlord, in writing via certified mail, of Tenant's desire to exercise the option to extend the term of the Lease, at least six (6) months but not more than nine (9) months prior to the expiration of the then-current term.
          B. If Tenant failed to timely cure any default under any of the monetary terms and conditions of the Lease then Landlord may terminate any unexercised options under the Lease.

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EXHIBIT B - Plan showing the location of the premises and common area.

EXHIBIT C - Description of any work to be performed by Landlord, if any, and by Tenant in or on the premises.

EXHIBIT D - Sign Criteria.

EXHIBIT E - Tenant's Certificate. EXHIBIT F - Rules and Regulations.


                                    SECTION 3
                                    PREMISES

        Landlord, in consideration of the obligations to be performed by Tenant, leases to Tenant and Tenant leases from Landlord, on the terms and conditions set forth, the commercial space referred to as the "premises," shown hatched on Exhibit a (excluding conduits and facilities as may be located in the premises for the common use of Landlord and other tenants). Tenant accepts the premises in an "as is" condition' except for the specific work to be performed by. Landlord, if any, described as set forth in the description of "Landlord's Work" in Exhibit C. Tenant at its sole cost and expense shall be responsible for the completion of the work described as "Tenant's Work" in Exhibit C; all of which shall be performed in accordance with and be subject to Section 11.

                                    SECTION 4
                                      TERM

        4.1 Definition of Term. The term of this Lease shall be for the number of "lease years" (defined in Section 4.5) specified in Section 1(b), plus any partial calendar month during which the term commences if the term does not commence on the first day of a calendar month.

        4.2 Commencement Date. The term of this Lease shall commence ("Commencement Date") on July 1, 1993. Tenant has entered into the premises prior to execution of the Lease on an Early Entry License Agreement. For the purposes of this Lease the commencement date shall be July 1, 1993.

        The term "delivery date" means the date on which Landlord gives Tenant written notice of the substantial completion of "Landlord's Work" and Landlord tenders possession of the premises to Tenant. The term "substantial completion" means that Landlord's Work is complete to the point that Tenant's contractor may commence Tenant's Work, it being understood and agreed that Landlord will not install or complete all items of Landlord's Work until Tenant has commenced and completed portions of Tenant's Work to the point Landlord may re-enter the premises and complete Landlord's Work. Tenant shall promptly commence and diligently complete the construction of Tenant's Work upon delivery of possession of the premises by Landlord and shall exercise its best effort to open for business in the premises within thirty (30) days of the Commencement Date. From the delivery date until the Commencement Date Tenant shall perform and be bound by all of the provisions of this Lease except those requiring the payment of rent and other charges.

        4.3 Tenant's Certificate. Following the Commencement Date, Tenant shall execute, acknowledge and deliver to Landlord a Tenant's Certificate in the form of Exhibit E, within ten (10) days of receipt of such Certificate from Landlord setting forth, among other things, the Commencement Date and the termination date of this Lease and such other provisions as may be required by Landlord's lender or any prospective purchaser. Tenant's failure to execute and deliver such Certificate shall not affect Landlord's determination of the Commencement Date in accordance with the provisions of this Lease and shall constitute an acknowledgement by Tenant that the statements set forth in the Certificate are true and correct without exception.

         4.4 Failure to' Deliver. If the delivery date does not occur within two
 (2) years of the date of this Lease this Lease shall automatically terminate and cease to be of any force and effect. Landlord shall have no liability or obligation to Tenant by reason of such termination except Landlord shall return to Tenant any advance rent and security deposit paid by Tenant.

         4.5 Lease Year,. A "lease year" is a period of twelve (12) consecutive calendar months commencing on the first day of the first calendar month of the term of this Lease, except the first lease year shall also include any partial month during which the Commencement Date occurs if the Commencement Date does not occur on the first day of a month, and the last lease year shall end on the expiration or sooner termination of this Lease.

                                SECTION 5 RENTAL

     5.1 Minimum Annual Rental. tenant shall pay as rental for the use and occupancy of the premise the minimum annual rental as set forth specified in
Section 1(e) and Rider 1a, payable in advance, in twelve (12) equal monthly installments during each lease year, on the first day of each month without offset or deduction, except the first payment shall be made upon execution of this Lease. Should the Commencement Date be on a day other than the first day of a month, the rental for such fractional month shall be computed on a daily basis for the period from the Commencement Date to the end of such month, at an amount equal to one three-hundred-sixtieth (1/360) of the minimum annual rental for each day in such fractional month and shall be paid on the Commencement Date.

         5.2 Additional Rental Payment. See Insert A

         5.3 Deleted

         5.4 (a) Percentage Rental. In addition to minimum annual rental, Tenant shall pay to Landlord at the time and manner specified, as "Percentage Rental," a sum equal to the difference between (i) the product of the Percentage Rental Rate specified in Section 1(f) times the amount of "gross sales," as defined below, made in, upon or from the premises during each calendar year of the term hereof, less (ii) the aggregate amount of the minimum annual rental installments paid by Tenant during such calendar year. Percentage Rental shall be paid semi-annually as set forth in Section 5.4(b).

                   (b) Gross Sales Reports. Tenant shall furnish to 0 Landlord a statement of gross sales for each month (including partial months) of the term of this Lease within 30 days after the close of such month and an annual statement within 30 days


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                             Insert A (page 1 of 2)

5.2. (a) Additional Rental Payment Owing Upon Tenant's receipt of Nondisturbance Agreement. Tenant shall pay to Landlord additional rent in the amount of $250,000.00 (hereinafter referred to as "additional rental payment"), according to the payment schedule noted below, upon receipt of a nondisturbance agreement (the "Nondisturbance Agreement") from Landlord's current lienholder of record, AETNA Life Insurance Company ("Aetna"), or from the assignee of Aetna with respect to such lien, hereinafter referred to as "Landlord's lender". The Nondisturbance Agreement shall be in a form substantially similar in content and intent to that noted in Exhibit H attached hereto, covering the entire Lease and all renewals and extensions thereof, and shall be executed by Landlord's lender.

        The additional rental payment of $250,000.00 shall be due on the commencement date noted below and shall be payable as follows: interest only on the unpaid balance during months 1 through 24, with interest calculated on the unpaid balance at the rate of eight percent (8%); equal monthly payments during months 25 to 60, calculated to amortize the unpaid balance as if due over a ten year period, at an interest rate of eight percent (8%); and a lump sum payment of the balance then due in month 60. The foregoing payment schedule is summarized as follows:
                             Due Date                      Amount Due
                            --------------------         --------------------
 Monthly Payments:            Months 1-24:                $1,666.67 per month
                             Months 25-60:                $3,032.50 per month
 Lump-sum Payment
 Due Date:                   Commencement Date
                              (as defined below)
                             plus 60 months               $194,607.00 per month

        The Commencement Date of the first monthly payment shall be the later of
(a) April 1, 1994, or (b) the first day of the first month following the month during which Landlord has provided to Tenant the Nondisturbance Agreement.
        Landlord shall apply all amounts received from Tenant pursuant to this Lease first to the obligations of Tenant other than the additional rental payment, and lastly to the obligation of the Tenant for the additional rental payment.
        The failure by Tenant to make any installment of the additional rental payment when due shall cause the entire unpaid remaining balance of such additional rental payment to become immediately due and payable to Landlord.
       The failure by Tenant to make any installment of the additional rental payment when due shall constitute a material default by the Tenant of the terms of the Lease under paragraph 20.1, and the Landlord shall be entitled to any and all remedies provided under the terms of the Lease as a result of such material default, as provided under paragraph 20.2 of the Lease.
       The obligation of tenant to pay the additional rental payment is expressly conditioned upon Tenant's receipt from the Landlord's lender of the Nondisturbance Agreement.

        (b) Letter of credit. As collateral for the fulfillment of the Tenant's obligation to make the additional rental payment described herein, Tenant shall provide to Landlord within ten (10) days after the later of (a) April 1, 1994, or (b) the date of Tenant's receipt of the Nondisturbance Agreement, a $250,000.00 irrevocable direct pay or stand by letter of credit ("Letter of Credit") in favor of Landlord, issued by a bank


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                                            Insert A (page 2 of 2)

acceptable to Landlord in its sole and absolute discretion, and confirmed, if Landlord deems such confirmation necessary, by a bank acceptable to Landlord in its sole and absolute discretion, in form and substance acceptable to Landlord, substantially similar to the form noted in Exhibit I attached hereto.

       The Letter of Credit shall have as an expiry date for payment, a date no earlier than the Lump-sum Payment Due Date, as defined above; provided, Tenant can choose an earlier expiry date for the Letter of Credit on the condition that prior to expiration of the Letter of Credit, the Tenant replaces the Letter of Credit with a replacement Letter of Credit, or a series thereof, which, when taken as a whole, have an expiry date no earlier than the Lump-sum Payment Due Date.

        If Tenant desires to replace the Letter of Credit, any replacement Letter of Credit in substitution of the previously expiring Letter of Credit shall, with the exception as to the face amount noted below, be on the same terms as the Letter of Credit, shall be issued by a bank acceptable to Landlord in its sole and absolute discretion, shall be issued on or before the 30th day prior to the expiration of the previously expiring Letter of Credit, with notice to Landlord thereof, and the effectiveness of which shall commence concurrently with the expiration of the previous Letter of Credit.

       Upon any replacement of the Letter of Credit, Tenant may reduce the face amount of the Letter of Credit from $250,000.00 to an amount equal to the then unpaid balance of the additional rental payment, as confirmed to Tenant in writing by Landlord.

        It is agreed that upon the occurrence of a default in the payment of any installment of the additional rental payment when due, or in the event that Tenant fails to secure a replacement Letter of Credit for the previously expiring Letter of Credit, on or before the 30th day prior to its scheduled expiration, Lender may draw upon the Letter of Credit in accordance with its terms, in whole or in part, without resorting to any other security, and may apply any such draw against, and/or hold the proceeds of such draw as security for, any unpaid portion of the additional rental payment.
       The failure of Tenant to provide the Letter of Credit as provided for herein shall constitute a material default by the Tenant of the terms of the Lease under paragraph 20.1, and the Landlord shall be entitled to any and all remedies provided under the terms of the Lease as a result of such material default, as provided under paragraph 20.2 of the Lease.

       Upon payment of the Tenant's obligation to pay the additional rental payment, Landlord shall immediately release the Letter of Credit.


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      after the end of each calendar year and at the end f the lease term.
      Tenant shall pay to Landlord with each semi-annual statement a sum equal to the Percentage Rental Rate times the total monthly gross sales for to such six month period less the installment of minimum annual rental paid for such six month period. The Percentage Rental paid shall be adjusted after the end of each calendar year so that the total Percentage Rental paid or payable shall not exceed the Percentage Rental Rate times the total gross sales for the applicable calendar year less the minimum annual rental installments paid during such calendar year.

     Notwithstanding section 5.4(b) above, Tenant shall pay percentage rent on a semi-annual basis. The measurement periods shall be July thru December and January thru June of each year. Tenant shall report sales thirty days after the end of each period and percentage rent is due August 1st and February 1st of each year.

               (c) Each monthly and annual statement shall be certified as true and correct by Tenant If Tenant is composed of individuals, or by a responsible officer of Tenant If Tenant is a corporation, or by Tenant's managing partner if Tenant is a partnership. After receipt of each annual statement Landlord shall determine whether .Tenant has underpaid or overpaid Percentage Rental for the calendar year. Landlord shall apply any overpayment to the Percentage Rental thereafter becoming due and if there has been an underpayment Tenant shall promptly pay such underpayment to Landlord together with interest thereon at the maximum legal rate from the date the Percentage Rental payment should have been made. Tenant shall record at the time of sale, in the presence of the customer, all receipts from sales or other transactions, whether cash or credit, in a cash register or registers, having a cumulative total and which shall number consecutive purchases. Tenant shall keep complete and accurate books of accounts, records and all cash register receipts with regard to the gross sales, credits, refunds and other pertinent transactions made from or upon the premises (including the gross sales of any subtenant, licensee or concessionaire), all of which shall be kept for a period of four (4) years after the close of each calendar year and shall be available for inspection and audit on the premises by Landlord and its representatives at all reasonable times during regular business hours. Upon request of Landlord, Tenant shall provide Landlord with copies of Tenant's (and of Tenant's subtenants, licensees -or o concessionaires) Sales and Use Tax Returns if required to be filed by w Tenant in the State or County or City where the Shopping Center Is located. The receipt by Landlord of any statement or payment of m Percentage Rental for any period shall not bind Landlord as to the correctness of the statement or payment. Any audit or inspection shall be conducted during normal business hours at the offices of Tenant or at the premises. If It shall be determined that there has been a deficiency in the payment of Percentage Rental, then such deficiency shall be immediately due and payable with interest at the legal maximum rate from the date the Percentage Rental payment should have been made. If Tenant's annual statement for any calendar year understates gross sales by more than two percent (2%), then Tenant shall pay to Landlord all costs and expenses incurred by Landlord in making such audit or inspection and in determining and collecting any underpayment. If Tenant's annual statement understates gross sales by more than six percent (6%), or in the event it is determined in the exercise of Landlord's reasonable judgment that Tenant's statement was understated intentionally, then, in- addition to Landlord's other rights, Landlord may terminate this Lease on notice to Tenant.

                        (d) Gross Sales. The term "gross sales" means the total gross receipts from all goods, wares and merchandise sold or leased and the actual charges for all services performed by Tenant or by anyone including any subtenant, licensee or concessionaire, in, at, from or arising out of the use of the premises, whether wholesale or retail, whether for cash or credit, or otherwise, and including the value of all consideration other than money received for any of the foregoing, without reserve or deduction or inability or failure to collect, including but not limited to sales, leases and services:

               (i) where the orders originate, in, at, from or arising out of the use, In whole or part, of any portion of the premises, whether delivery or performance Is made from the premises or from some other place and regardless of the place of bookkeeping for, payment of or collection of any accounts; or

               (ii) made or performed by mail, telephone, or telegraph orders received or filled in, at or from the premises; or

               (iii) made or performed by means of any electronic, mechanical, video, gaming or vending machines In the premises; or

               (iv) which Tenant, or any subtenant, licensee or concessionaire, In the normal and customary course of its business, would credit 'or attribute to its operations at the premises or any part thereof. There shall be excluded from gross sales the following:

               (v) the selling price of all merchandise returned by customers and accepted for full credit or the amount of discounts and allowances made thereon, providing the original sale was reported in gross sales;

               (vi) goods returned to sources, or transferred to another store or warehouse owned by or affiliated with Tenant;

               (vii) sums and credits received in settlement of claims for loss of or damage to merchandise, to the extent previously reported as gross sales;

               (viii) the price allowed on all merchandise traded In by customers for credit or the amount of credit for discounts and allowances made in lieu of acceptance thereof, to the extent previously reported as gross sales;

               (ix) cash refunds made to customers in the ordinary course of business, to the extent the original sale as to which the refund relates was reported as gross sales, but this exclusion shall not include any amount paid or payable for what are commonly referred to as trading stamps;

               (x) sales of fixtures, equipment or property which are not stock in trade; (xi) sales taxes, so-called luxury taxes, consumer excise taxes, gross receipts taxes and other similar taxes now or hereinafter imposed upon the sale of merchandise or services, but only if collected separately from the selling price of merchandise or services and collected from customers.

               (xii) Any deposit accepted and retained by Tenant shall be included in gross sales. Each Installment or credit sale shall be treated as a sale for the full price in the month during which such sale is made, irrespective of whether or when Tenant receives payment therefor. Gross sales shall include any amount allowed upon any "trade-in," the full retail price of any merchandise delivered or redeemed for trading stamps or coupons and all deposits not refunded to purchasers. No franchise, capital stock tax, tax based on assets or net worth or gross receipts tax, and no income or similar tax based on income or profits shall be deducted from gross sales.

          Also excluded from the gross sales shall be the revenue of the approved subleased operator. The only sublease is the Pro Shop. Tenant shall include as gross sales those proceeds received by Tenant as Tenant's share from the video games and vending machines.

        5.5 Additional Rent. In addition to the minimum annual rental and Percentage Rental, Tenant shall pay to Landlord as additional rental (herein sometimes collectively called "Additional Rent"), all other sums or money or charges of whatsoever nature required to be paid by Tenant to Landlord pursuant to this Lease, whether or not designated as "Additional Rent".

        5.6 (a) Payment of Rent and Delinquencies. Minimum annual rental, Percentage Rental and Additional Rent payable by Tenant under this Lease (collectively sometimes referred to as "rent") shall be paid when due without prior demand (unless such prior demand is expressly required in this Lease), without deductions or set-offs of any kind at Landlord's address (Section 1(i)) or such other address as may be designated from time to time by Landlord. Any payment not made when due shall bear interest ("Interest Rate") at eighteen percent (18%) or the highest lawful rate, whichever is lower, from and after the due date until paid, which interest shall be paid by Tenant on demand as Additional Rent. If any payment by Tenant Is by check and such check is returned by the bank unpaid due to insufficient funds or any other reason not the fault of Landlord, Tenant shall thereafter pay all rent due by cashier's check only and Landlord shall not be required to accept any other form of payment.

     (b) Late Charges. Tenant acknowledges that the late payment by Tenant of any installment of minimum annual rental or Percentage Rental or Additional Rent will cause Landlord to incur costs and expenses not contemplated under this Lease, the exact amount of which are extremely difficult or impractical to fix or determine. Therefore, if any such payment is not received by Landlord by the tenth(10th) day following the date payment is due, Tenant shall pay to Landlord on demand as Additional Rent a late charge equal to five percent (5%) of such payment. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for Its loss suffered by such non-payment by Tenant. Acceptance of this late charge shall not constitute a. waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising all other rights and remedies available to it under this Lease.

                5.7 Governmental Controls. In the event at any time any governmental law, rule or regulation prohibits or postpones, in whole or in part, any increase in the minimum annual rental or other sums payable by. Tenant pursuant to this Lease, then, and in either of such events, such increase shall be made to the maximum extent permissible by law at the time provided in this Lease, and/or at any time or times thereafter such increase, or any portion thereof, may lawfully be made and any such Increase in the minimum annual rental, or any portion thereof, or other sums payable hereunder, or portions thereof, the payment of which has been so postponed, shall thereafter become due and payable to the maximum extent and at the earliest time or times permitted by law.

                5.8 Net Lease. It is the intention of Landlord and Tenant that the rent payable to Landlord shall be net to the Landlord, and all costs, expenses and obligations of every kind relating to the premises or the use, operation, management or occupancy thereof, whether or not now customary or within the contemplation of the parties hereto, which may arise or become due during the term of this Lease, shall be paid by Tenant, except as otherwise expressly set forth in this Lease.

                                    SECTION 6
                                SECURITY DEPOSIT

                                     DELETED

                                    SECTION 7
                                       USE

        7.1 Use of Premises by Tenant. Tenant shall use and occupy the premises only for the purposes and under the trade name specified in Section 1(a) and
 (h) above and for no other purpose or under any other name. . Tenant shall not sell merchandise from vending machines or allow any coin-operated vending or gaming machines on the premises except as expressly permitted by Section 1(h). Tenant agrees it will not use or permit anyone to use any portion of the premises for conducting a secondhand store, adult book store, massage parlor, auction, distress or fire or bankruptcy or going-out-of-business sale, or for any use or purposes in violation of any law or ordinance. Tenant shall at all times keep the premises in a clean condition, free of objectionable noises, odors or nuisances. Tenant shall not (i) display or sell merchandise or allow carts, portable signs, devices or any other objects to be stored or to remain outside the exterior walls or roof or permanent doorways of the premises or in hallways; (ii) place anything on the roof or exterior walls of the premises except signs as permitted under Section 13.1; (iii) solicit or distribute materials in any manner in any portion of the Common Area or the building in which the premises are located other than within the premises itself; (iv) use the premises for any use or purpose in violation of or in conflict with any easements, trust deeds, rights, ground leases, rights of way or any other matters of record as of the date of this Lease provided that the provisions of this sentence shall not be construed to prohibit Tenant's use of the premises for the purposes described In this Lease. Tenant warrants that it has investigated whether its proposed use of the premises and proposed manner of operation will comply with all applicable laws, and Tenant assumes the risk that such use and manner of operation are, and will continue to be, in compliance with all applicable laws, including without limitation all zoning laws regulating the use and enjoyment of the premises. Tenant agrees to install and pay for any improvements, ' changes or alterations in the premises required by any governmental authority, and if Landlord performs such alterations because of Tenant's failure to do so, Tenant shall promptly reimburse Landlord for such costs plus interest at the maximum rate permitted by law, as Additional Rent.

        7.2 Tenant's Compliance with Law. Tenant shall at its sole cost and expense promptly comply with all laws, ordinances, rules, regulations or requirements now or hereinafter enforced and with the requirements of any board of fire underwriters or similar bodies now or hereinafter constituted relating to or affecting the condition, use or occupancy of the premises, excluding structural changes not related to Tenant's particular use or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, ordinance, rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

         7.3 Compliance' with Rules and Regulations. Tenant shall faithfully observe and comply with such reasonable rules and regulations, including but not limited to those set forth in the attached Exhibit F, that Landlord may from time to time promulgate and/or modify or supplement relating to the use, operation and protection of the Shopping Center. Tenant shall use the sanitation contractor designated by Landlord for the storage, removal and disposal of rubbish and trash from the premises and in connection therewith shall comply with the rules and regulations established by Landlord from time to time and shall confine Tenant's rubbish and containers located within trash storage areas designated by Landlord so as to not be visible to the public. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by other lessees or occupants.

         7.4 Deliveries. Tenant shall use its best efforts to complete, or cause to be completed, all deliveries, loading, unloading and services to the premises prior to 10:00 a.m. of each day. Tenant shall attempt to cause no delivery trucks or other vehicles servicing the premises to park or stand in front of, or at the rear of, the premises from 10:00 a.m. to 9:00 p.m. of each day. Landlord reserves the right to further regulate the activities of the Tenant in regard to deliveries and servicing of the premises by the adoption of rules and regulations relating thereto pursuant to Sections 7.3 and 19.5 above.

                                             SECTION 8
                                      TAXES AND INSURANCE
Notwithstanding Section 8 of the Lease, if the taxes and assessments are billed pursuant to a separate tax bill, then Tenant shall pay before due the amount shown on such separate tax bills.

Tenant shall be responsible for all penalties if taxes are not paid when due. If such tax bills are not paid in a timely manner then Landlord has the right to resume the payment of taxes as per Section 8 of the Lease.

Tenant, at Tenant's sole cost and expense, shall have the ability to appeal the tax bill.

         8.1 Taxes and Insurance. From and after the Commencement Date and for the lease term, Tenant shall pay to Landlord without set-off or deduction the amount of taxes and assessments levied and assessed upon the premises and the underlying realty (except as otherwise provided in Section 8.4), and the cost to Landlord of the insurance that Landlord maintains pursuant to Section 10.5 below. Such sum for any partial year of the term hereof shall be prorated based on a three hundred sixty (360)-day year. Payment shall be made in the following manner: on the Commencement Date and on the first day of each calendar month thereafter during the term of this Lease, Tenant shall pay to Landlord an amount estimated by Landlord to be the monthly sum payable hereunder. Landlord may periodically adjust the monthly estimated sum on the basis of Landlord's experience and estimated future costs. Within a reasonable period of time after the end of each calendar year, or at Landlord's option, each tax year,. Landlord shall provide Tenant with a statement covering such year showing the total tax and insurance expenses payable by Tenant and the payments actually made by Tenant. If the sums payable exceed Tenant's payments, Tenant shall pay Landlord the deficiency within ten (10) days of receipt of such statement. If Tenant's payments exceed the sums payable, Tenant shall be entitled to offset the excess against payments thereafter due Landlord under this Section. Neither Landlord's failure to bill Tenant monthly for the sums due as set forth above or Landlord's failure to collect same from Tenant or request payment thereof by Tenant or to provide Tenant with any necessary statements of the sums due under this Section, shall constitute a waiver by Landlord of Landlord's right to collect same from Tenant at any later time after providing any such statements, information, request or demand, nor shall the lapse of time in any way estop Landlord or prevent Landlord from collecting the sums payable by Tenant.

        8.2 Definition of Floor Area. The term "Floor Area," as used throughout this Lease, means separately with respect to the premises the actual number of square feet of floor space within the premises as measured from the exterior surface of building walls and storefronts (and extensions thereof, in case of openings) and the center line of common walls, and, with respect to the balance of the Shopping Center then existing, the actual number of square feet of floor space (exclusive of any kiosk, or space on mezzanines, and basements or on exterior balconies unless used for the sale, consumption or display of merchandise on a permanent basis) measured from the exterior surface of building walls and storefronts (and extensions thereof, in case of openings) and measured from the center line of common walls, but excluding any such space
 (a) not intended by Landlord for the exclusive occupancy by tenants, lessees,
 (b) outside sales and/or seating areas whether or not roofed and/or enclosed, and (c) truck ramps and/or docks, trash storage and compaction areas. The term Floor Area, both with respect to the premises and the balance of the Shopping Center, shall not includes three-dimensional pop-out storefronts and permanent or outside sales display or food consumption areas exclusively used by a tenant to the extent that they extend beyond the building lines of buildings fronting upon the area designated as "mall area" on the attached Exhibit A, whether or not roofed and regardless of how enclosed, other than floor area within wall kiosk units attached to any such building, as determined by Landlord in any reasonable and consistent manner. For the purpose of making any proration or allocation to be made under this Lease based upon Floor Area, the Floor Area of the premises is the estimated Floor Area specified in Section 1(d) above.

            8.3 Method of Proration. In the event that applicable taxes and assessments are not separately levied or assessed against 'the premises and the underlying realty, Landlord shall, subject to Section 8.4, prorate the taxes and assessments levied or assessed against the Shopping Center, or any smaller tax parcel in which the premises are situated and/or any building in which the premises are situated, at Landlord's discretion, to the premises and the underlying realty in a reasonable manner. An allocation based upon a proration or information obtained from the County Assessor, or upon construction costs, or based upon the ratio that the total Floor Area of the premises bears to the total Floor Area within the relevant tax parcel or parcels or building (as to that portion of such tax or assessment allocated to building improvements) taking into account an equitable adjustment for buildings which are only partially completed as the tax and assessment lien date and based on the ratio between the number of square feet of Floor Area within the premises to the number of square feet of land area covered by the relevant tax statement or statements (as to that portion of such tax or assessment allocable to land exclusive of building improvements, or any combination thereof) shall be deemed to be a reasonable allocation for the purposes of this Section. Notwithstanding the foregoing, if the premises are situated within a multi-storied building (excluding basements and mezzanines), Landlord shall allocate the taxes attributable to the land beneath the premises between the premises and the Floor Area above or below the premises in such building In a reasonable manner selected by Landlord. Landlord's cost of insurance shall be prorated based on either. information received by Landlord from its insurance broker or on the Floor area ratio of the premises to the total Floor Area covered by the applicable insurance.

           8.4 Business Taxes and Other Taxes of Tenant. Tenant shall pay before delinquency, all taxes, assessments, governmental fees and charges levied, assessed or imposed upon its business operation, as well as upon its trade fixtures, leasehold improvements (including, but not limited to, those Tenant Is required to make in accordance with Exhibit C hereof), merchandise and other personal property in, on or upon the premises. Whenever possible Tenant shall cause such personal property and leasehold improvements to be assessed and billed separately from the balance of the premises. Tenant shall provide Landlord with evidence of payment on request. In the event any such items are assessed with the balance of the premises, then, and in such event, Tenant shall pay its equitable proportion of such assessment. Landlord shall determine the basis of allocating any such assessments and such determination shall be binding upon both Landlord and Tenant. Tenant shall pay its share of any such assessment within ten (10) days after receipt from Landlord of -a written statement computing Tenant's share.

           8.5 Partial Year Billing. With respect to any assessments which may be levied against or upon the premises and the underlying realty, or which under the laws then in force may be evidenced by improvement or other bonds, or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and statutory interest shall be included within the computation of the annual taxes and assessments levied against the premises and the underlying realty.

         8.6 Definitions. The term "taxes and assessments" used in this Lease means (1) any fee, license fee, license tax, rental tax, levy, charge,. assessment, penalty or tax imposed by any taxing authority against any portion of the premises or the Shopping Center or underlying realty; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the premises, including the rentals and other sums payable by Tenant hereunder, or from the Shopping Center, or against Landlord's business of leasing the premises or any portion of the Shopping Center; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Shopping Center or the premises by or on behalf of any governmental agency; (iv) any tax imposed upon this transaction or based upon a reassessment of the Shopping Center or the premises due to a change in ownership or transfer of all or part of Landlord's Interest In either of them;
  (v) any and all costs (including, without limitation, the fees of experts, tax consultants and attorneys) incurred by Landlord should Landlord elect to negotiate or contest the amount of taxes and assessments in informal or formal proceedings with or before the taxing governmental agency, and .(vi) any charge or fee replacing any tax previously included within the definition of taxes and assessments; however, the term shall not include Landlord's federal or state income tax, franchise, inheritance or estate taxes.

                                    SECTION 9
                                UTILITY SERVICES

        Tenant shall pay before delinquency all charges for water, gas, heat, electricity, power, sewer, telephone service and all other services and utilities used in, upon, or about the premises by Tenant or any of its subtenants, licensees or concessionaires during the term of this Lease or prior to the Commencement Date, including hookup or connection fees for the premises.. If any utility to the premises is not separately metered, Tenant agrees to reimburse Landlord for the costs of such service as Landlord shall reasonably determine to be Tenant's share thereof within ten (10) days of Tenant's receipt of billing. Landlord shall have no liability of any kind for failure or interruption of (a) any utility service being furnished the premises, or (b) the heating, ventilating and air conditioning system, if any. No such failure or interruption shall entitle Tenant to terminate this Lease or stop making any rental or other payment required hereunder. -

                                            SECTION 10
                  INDEMNITY - INSURANCE - WAIVER OF SUBROGATION

        10.1 Indemnity. Tenant covenants that Landlord, and its agents, representatives and employees shall not be liable for any damage or liability of any kind or for any injury to or death of persons including Tenant, or damage to property of Tenant or any other person, from any cause whatsoever,* including Landlord's active or passive negligence, by reason of the construction, improvement, use, occupancy and/or enjoyment of the premises by Tenant or any person holding under Tenant, or by reason of Tenant's failure to perform any of its obligations under this Lease, or by reason of any act or inaction on the part of Tenant or of anyone entering upon the premises by or under Tenant. Tenant indemnifies, shall defend and shall hold Landlord, its agents, representatives and employees, harmless from any claim or liability on account of any real or claimed damage or injury of any type arising or related to Tenant's use or occupancy of the premises or any part of the Shopping Center, or of anyone holding under Tenant and from all liens, claims, and demands arising out of the use of the premises and Its or the Shopping Center facilities, or any repairs or alterations which Tenant may make upon said premises, including without limitation claims caused by the sole or concurrent negligent act or omission, whether active or passive, of Landlord or its agents, provided however Tenant shall have no obligation to defend or indemnify Landlord from any claim caused by the willful (except the Landlord's gross negligence or willful misconduct) or criminal act of Landlord or its agents or made by Tenant which are covered by the public liability Insurance Landlord is required to carry pursuant to Section 10.5. This obligation to indemnify shall include reasonable attorneys' fees and investigation costs and all other reasonable costs, expenses and liabilities incurred by Landlord from the first notice that any claim or demand is or may be made.

          10.2 Subrogation. Landlord and Tenant waive any rights each may have against the other on account of any loss or damage occasioned by property damage to the premises or its contents arising from any risk generally covered by insurance against perils of fire, extended coverage, vandalism, malicious mischief, theft, sprinkler damage and earthquake sprinkler leakage. Each of the parties, on behalf of their respective insurance companies insuring such property of either Landlord or Tenant against such loss, waive any right of subrogation that it may have against the other. The foregoing waivers of subrogation shall be operative only so long as available in California and provided further that no such policy is invalidated thereby.

          10.3 Tenant's Insurance. Tenant shall from and after the delivery date maintain in effect, at its sole cost and expense, the following insurance, in the- amounts specified and in the form required:

(a) Comprehensive bodily injury and property damage liability insurance with coverage limits of not less than One Million Five Hundred Thousand Dollars ($1,500,000.00) combined per occurrence and Two Million ($2,000,000.00) in the aggregate insuring against any and all liability with respect to the premises or arising out of the maintenance, use or occupancy thereof. Such insurance shall specifically insure the performance by Tenant of the Tenant's hold harmless and indemnity agreement contained in Section 10.1. Tenant shall also maintain in effect Workers' Compensation Insurance with benefits and limits as required by applicable law. Not more frequently than each two (2) years, if, in the opinion of Landlord's lender or of Landlord's insurance broker, the amount of Insurance coverage required by this subparagraph at that time is not adequate, Tenant shall increase the coverage as required or recommended by either such lender or insurance broker.

                   (b)      Insurance covering all plate glass on the premises.

                   (c) Machinery insurance on all air conditioning equipment and systems exclusively serving the premises. If such equipment and systems and the damage that may be caused by them or result from them are not covered by Tenant's extended coverage insurance, then the Insurance specified in this subparagraph (c) shall be in an amount not less than one Hundred Thousand Dollars ($100,000.00). If Tenant requires boilers or other pressure vessels to serve the premises, they shall also be insured in the amount required by this subparagraph.

                  (d) Insurance covering all of Tenant's Work and Tenant's other permitted leasehold improvements, alterations, additions, trade fixtures, signs, merchandise and personal property from time to time in, on or upon the premises, in an amount not less than full replacement cost from time to time during the term of this Lease, providing protection against any peril included within the classification "Fire and Extended Coverage," sprinkler damage, earthquake sprinkler leakage, vandalism, malicious mischief and such other coverage as required or recommended by Landlord's lender or insurance broker. Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Section 18 hereof.
                  (e) All policies of insurance provided for in this Section
  10.3 shall be Issued by insurance companies with a general policyholder's rating of not less than A and a financial rating of not less than Class X as rated in the most current available "Best's" Insurance Reports from time to time, qualified to do business in the State of California and shall be issued in the names of Landlord and Tenant, ouch other persons or entities as Landlord shall designate, including Landlord's lender, which policies shall be for the mutual. and joint benefit and protection of Landlord and Tenant and such other persons or entities. Executed copies of such policies of insurance or original certificates thereof, with loss payable clauses satisfactory to Landlord, shall be delivered to Landlord prior to any entry into the premises by Tenant to perform Tenant's Work and thereafter, executed copies of renewal policies or certificates thereof shall be delivered to Landlord within thirty
  (30) days prior to the expiration of each such policy. All public liability and property damage policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence of Tenant. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant In like manner and to like extent. All policies of insurance and/or certificates evidencing such insurance delivered to Landlord must contain a provision that the company writing such policy will give to Landlord thirty
  (30) days notice in writing in advance of any cancellation or lapse of the effective date or of any reduction in the amounts of insurance. All public liability, property damage and other casualty policies shall be written as primary policies, not contributing with, and not in excess of coverage which Landlord may carry.

               10.4 Blanket Policy. Tenant's obligations to carry the required insurance may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that Landlord, Landlord's lender, beneficiary and other parties with an insurable interest designated by Landlord shall be named as additional insureds thereunder, as their interests may appear, and that the coverage afforded Landlord and such other named insureds will not be reduced or diminished by reason of the use of such blanket policy of insurance, and provided further that the requirements set forth in this Section 10 are otherwise satisfied. Tenant agrees to permit Landlord at all reasonable times to Inspect any policies of insurance of Tenant which policies or copies thereof are not delivered to Landlord.

       10.5 Landlord's Insurance. Landlord shall from and after the delivery date maintain In effect (a) public liability for bodily injury and property damage arising from Landlord's ownership and/or operation of the Shopping Center with coverage limits at least equal to those Tenant is required to maintain in accordance with Section 10.3(a) above, and (b) a policy or policies of Insurance covering the building of which the premises are a part (excluding Tenant's trade fixtures, merchandise, inventory or other items used in the trade or business of building occupants and, at Landlord's option, Tenant's leasehold Improvements Including Tenant's Work), in an amount not less than eighty percent (80%) of full replacement cost (exclusive of the cost of excavations, foundations and footings) from time to time during the term of this Lease or the amount of such insurance Landlord's lender may require Landlord to maintain, whichever is the greater, providing protection against any peril generally included in the classification "Fire and Extended Coverage." At Landlord's option, such insurance may Include insurance against sprinkler damage, vandalism, malicious mischief, earthquake sprinkler leakage and loss of rental Income. If required or recommended by Landlord's mortgagee or insurance analyst, Landlord shall have the right but not the obligation to procure and maintain coverage for other perils, such as earthquake or flood. Tenant shall have no interest in such insurance and/or the proceeds thereof. Landlord's obligation to carry the insurance provided for herein may be brought within the coverage of any so-called blanket policy or policies of Insurance carried and maintained by Landlord, provided, however, that in the event Tenant obtains a policy of insurance containing the coverage called for by this subparagraph (b) which is approved by Landlord and Landlord's lender, then Tenant shall not be required to reimburse Landlord for the cost of such insurance as otherwise required by
Section 8.1 of this Lease.

  Tenant shall not be required to reimburse Landlord for the cost of Earthquake insurance.

             10.6 Tenant Insurance Compliance. Tenant agrees that it will not at any time during the term of this Lease, carry any stock or goods, or do anything in or about the premises which -will In any way tend to Increase the insurance rates upon the building of which the premises are a part or other buildings within the Shopping Center. Tenant agrees to pay to Landlord upon demand the amount of any such increased cost for Insurance against loss by fire or other covered casualty resulting from a breach of the foregoing sentence or from Tenant doing any act in or about said premises which increases such insurance costs,. whether or not Landlord shall have consented to such act. If Tenant installs in the premises any electrical equipment which constitutes an overload of the electrical lines of the premises, Tenant shall, at its own expense, make whatever change:: are necessary to comply with the requirements of the Insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading. Tenant shall, at its expense, comply with all requirements, including the installation of fire extinguishers or an automatic dry chemical extinguishing system, of the insurance underwriters or any governmental authority having jurisdiction, necessary for the maintenance of fire and extended coverage insurance for the premises.

                                             SECTION 11
                          TENANT'S RIGHTS TO MAKE ALTERATIONS

        11.1 Landlord agrees that Tenant may, at its own expense and after giving Landlord at least twenty (20) days written notice of its intention to do so, make alterations, additions, improvements and changes, including Tenant's Work (collectively referred to in this Section it as "improvements") in and to the premises as it may find necessary or convenient for its purposes, provided that no improvements costing in excess of Two Thousand Five Hundred Dollars ($2,500.00) in the aggregate may be made without first obtaining the written approval of Landlord. Notwithstanding the foregoing, without Landlord's prior written consent which may be withhold in Landlord's absolute discretion, Tenant shall not make any improvements that would diminish the value of the premises, or to the storefront, or any mechanical or electrical system, or to the exterior -or roof of the building in which the premises is located, nor shall Tenant erect any mezzanine or increase the size of same, if one be initially constructed, nor make any improvements of a structural nature. In no event shall Tenant make or cause to be made any penetration through the roof or the floor of the building in which the premises is located. Tenant shall be directly responsible for any and all damages resulting from any violation of the provisions of this Section. All improvements to be made to the premises which require the approval of Landlord shall be under the supervision of a competent architect or competent licensed structural engineer and made in accordance with plans and specifications approved in writing by Landlord before the commencement of any work. All work shall be done in a good and workmanlike manner, shall conform to law, and be diligently prosecuted to completion so that the premises shall at all times be a complete unit except during the period of work. Upon completion of improvements, Tenant shall certify to Landlord in writing Tenant's actual cost of constructing the improvements and shall record In the office of the County Recorder in which the Shopping Center is located a valid Notice of Completion as required or permitted by law. Any improvement made by Tenant shall not be removed and shall at once become a part of the premises and be surrendered therewith; provided, however, upon the expiration or sooner termination of the Lease, Tenant shall, at its sole cost and expense, upon written demand by Landlord, promptly remove any Improvements designated by Landlord and repair any damage to the premises caused by such removal. In making any improvements, Tenant shall have the work performed in such a manner as not to obstruct the access to the premises of any other tenant in the Shopping Center or any common area. As a condition to granting its approval to any of the improvements, Landlord may require Tenant to provide Landlord with reasonably satisfactory evidence of Tenant's financial ability to pay for the costs of the improvements and to complete the same as required by this Lease, including payment and performance bonds.

        11.2 At least twenty (20) days prior to the commencement of any improvement requiring Landlord's approval under Section 11.1 above, Tenant shall furnish to Landlord a certified copy of all necessary permits from all applicable governmental authorities, a certified copy of all applicable contractors' agreements and bonds issued by a surety company satisfactory to Landlord covering the faithful performance and lira,-free completion of the improvement and payment of all obligations arising thereunder in an equal to the total cost of the work to be e-formed.

        11.3 In the event Tenant shall make any permitted improvements to the premises under the provisions of this Section 11, Tenant agrees to carry such insurance required by Section 10.3(d) covering any such improvements, it being expressly agreed such improvements shall not be insured by Landlord under the Insurance it may carry upon the building of which the premises are a part, nor shall Landlord be required under any provisions for reconstruction of the premises to reinstall or. repair damages to any such improvements.

        11.4 Landlord reserves the right to remodel and/or otherwise alter the canopy, roof, building and/or exterior of the building in which the premises are situated, including adding additional floors,. and the sidewalks and landscaped areas, if any, adjacent to said building in connection with any remodeling and/or expansion of said building undertaken by Landlord, or any other portion of the shopping center, and the right to place within, on and through the premises conduit, lines, utilities and other services necessary to any other portion of the Shopping Center, providing such use shall not unreasonably interfere with Tenant's use of the premises in accordance with the terms of this Lease.

        11.5 Landlord or its representatives shall have the right to inspect the premises at all reasonable times and to post and maintain on the premises notices of non-responsibility, or such other notices which Landlord may deem necessary for the protection of Landlord's interests.

                                   SECTION 12
                                MECHANIC'S LIENS

        12.1 Indemnity by Tenant. Tenant shall pay in full for all work done or ordered by it on the premises, and will keep the Shopping Center, Tenant's leasehold interest and premises free and clear of all mechanic's liens and other liens on account of work done or claimed to have been done for Tenant or persons claiming under it. Tenant shall indemnify, defend and hold Landlord free and harmless from any and all claims, demands, liability, loss, damage, costs, attorneys' fees and all other expenses on account of claims of contractors, laborers or materialmen or others for work performed or materials or supplies furnished for or alleged to have been performed or furnished for Tenant or persons claiming under it. If Tenant desires to contest any claim of lien, it shall release any property from the lien of record by filing and recording any bond then required by California law for release of such lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall immediately pay and satisfy same. Tenant, upon receiving notice of any lien or action filed against or affecting the Shopping Center, Tenant's leasehold interest or the premises shall promptly give Landlord written notice thereof.

        12.2 Failure to Pay Liens. If Tenant shall fail to pay any charge for which a lien or a suit to enforce or foreclose a lien has been filed, and shall not promptly obtain the release of the lien from the property subject thereto, Landlord may (but shall not be so required to) pay the claim and any costs, and the amount paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due and owing from Tenant to Landlord on demand, together with interest at the maximum rate permitted by law from the date of Landlord's payment.

                                   SECTION 13
                                ADVERTISING MEDIA
i
        13.1 Exterior Signs. Tenant at Tenant's cost shall submit to Landlord scale drawings of Tenant's proposed exterior sign, conforming to the sign criteria set forth in Exhibit D, for written approval prior to its construction or installation. The approved sign shall be installed by Tenant prior to opening of the premises for business, or as soon thereafter as is reasonably possible. Any sign not constructed, installed and maintained in accordance with this section 13.1 shall be removed immediately by Tenant and if not removed within ten (10) days of written notice to Tenant, Landlord may remove such sign at Tenant's cost without liability or obligation to Tenant. Any sign removed under this Section or otherwise shall be promptly replaced by Tenant with a sign complying with the requirements of this Lease.

         13.2 Restriction on Other Signs. Tenant shall not affix or maintain upon the interior or exterior of glass panes or supports of the store windows or within twenty-four inches (24") of the lease line or on the interior or exterior of the doors to the premises, or on any exterior portion or the roof of the building in which the premises is located (except as permitted by Section 13.1), any signs, advertising placards, names, insignia, trademarks, descriptive material or any other such like item without first obtaining the written approval of Landlord as to the size, type, color, location, copy, nature and display qualities, which may be withheld In Landlord's absolute discretion. Anything to the contrary in this Lease notwithstanding, Tenant shall not affix or place or maintain at any time any sign to the roof of the building in which the premises is located.

        13.3 Restrictions Outside the Premises. No advertising medium except Tenant's approved exterior sign shall be utilized by Tenant which can be heard or experienced outside the premises, including without limitation, flashing lights, searchlights, loudspeakers, phonographs, radios or television. Tenant shall not display, paint or place or cause to be displayed, painted or placed any handbills, bumper stickers or- other advertising devices on any vehicle parked in the parking area of the Shopping_ Center, whether belonging to Tenant, or to Tenant's agent, or to any other person; nor shall Tenant distribute, or cause to be distributed, in the Shopping Center, any handbills or other advertising devices. Except as may be approved by Landlord for a promotion which approval shall not be unreasonably withheld.

                                   SECTION 14
                              FIXTURES AND PERSONAL PROPERTY

        14.1 Tenant shall completely fixturize the premises in a manner comparable to bowling centers of similar nature in the same trade area and in accordance with plans and specifications approved by Landlord. Any trade fixtures and signs including without limitation, counters, shelving, showcases, mirrors and other movable personal property ("personal property") of Tenant not permanently affixed to the premises shall remain the property of Tenant and Landlord agrees that Tenant may, at its sole cost and expense, provided Tenant Is not then in default under the terms of this Lease, remove or replace during the term all of such personal property which it has placed or installed in or on the premises. Tenant shall not remove any such personal property if removal would render the premises in any way unsuitable for conducting the type of business specified in Section 1(h) above, unless such personal property is immediately replaced with similar personal property of comparable or better quality. Tenant shall, at its expense, upon the expiration or earlier termination of this Lease, if not then in default, or if then in default, upon Landlord's request to do so, remove all personal property of Tenant not permanently affixed to 'the premises; immediately repair any damage caused by reason of such removal and upon the last day of the lease term or earlier termination of this Lease, leave the premises in a neat and clean condition and in good order and repair. In the event Tenant fails to so remove such personal property, Landlord shall have the right (but not the obligation) without notice to remove and store the property at Tenant's sole cost and expense and in the event Tenant fails to pay Landlord's billing therefor within ten (10) days of demand, Landlord shall have the right to dispose of the property as Landlord deems best and to recover from Tenant all costs of removing, storing, and disposing of the property plus interest thereon at the maximum rate allowed by law. All trade fixtures, signs and other .personal property installed in or attached to the premises by Tenant must be new and or used in good condition and repair when installed or attached.

Notwithstanding section 14.1 the following list of Tenant property which is affixed can be removed by Tenant and remain the property of Tenant:

               Bowling Pin Setters
               Bowling Lanes Bowling Ball Returns
               Bowling Score Keeping Machines
               Bowling Seats
               Bowling Settee Bar Equipment Food Freezers
               Food Ovens and Grills
               All Tables, Chairs and other F,F, & E purchased by Tenant.

          14.2 Tenant hereby grants to Landlord a security interest in Tenant's merchandise, trade fixtures and personal property located on or in the premises to secure Tenant's performance of any and all of Tenant's obligations under this Lease, providing, however, such security interest shall be subordinate to any purchase money security interest granted by Tenant in connection with the purchase of any of its merchandise, trade fixtures and personal property in the premises. To perfect said security interest, Tenant agrees to execute and deliver to Landlord such financing statements required by the applicable Uniform Commercial Code as Landlord may request from time to time. Landlord agrees to be subordinate to any reasonable refinance of equipment.

          14.3 All improvements to the premises by Tenant, including but not limited to mechanical and electrical systems, light fixtures, floor coverings and partitions and other ;items comprising Tenant's Work pursuant to Exhibit C but excluding movable trade fixtures and signs, shall become the property of Landlord upon installation and shall remain as a part of the premises subject, however, to Landlord's right to require the removal of same as set forth above.

                                   SECTION 15
                            ASSIGNING AND SUBLETTING

          15.1 Tenant acknowledges and agrees the economic concessions and rental set forth in this Lease were established in connection with Landlord's marketing plan for the Shopping Center. The Shopping Center consists of an interdependent group of retail enterprises and the realization of the benefits of this Lease, both to Landlord and Tenant, is dependent upon Tenant's creating and maintaining a successful and profitable retail operation in the premises. Landlord and Tenant agree that in entering into this Lease Landlord has relied upon Tenant's operation of the business to be conducted in the premises, that the "tenant mix" of the Shopping Center is vital to the realization of the benefits of this Lease, both to Landlord and Tenant, and that had Landlord expected Tenant to offer the premises to other prospective tenants of the Shopping Center the rental and other economic conditions set forth herein would not have been the same. For these reasons, among others, Tenant shall not, either voluntarily or by operation of law, assign, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder, or permit the premises to be occupied by anyone other than Tenant (sometimes collectively referred to as "assignment") or sublet the premises without Landlord's prior written consent. Consent by Landlord to one or more assignments or to one or more subletting of the premises shall not operate to exhaust Landlord's rights under this Section or constitute consent to any other assignment or subletting. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or shall operate as an assignment to Landlord of such subleases or subtenancies. Under no circumstances shall Tenant propose or attempt to subdivide the premises or seek to sublet only a portion of the premises, except a pro shop and a trophy shop.

        15.2 If Tenant desires at any time to make an assignment or to sublet the premises, it shall give Landlord written notice ("Tenant's Notice") of and copies of (a) the name of the proposed subtenant, assignee, mortgagee, trustee or pledgee; (b) a description of the proposed subtenant's or assignee's business to be carried on in the premises, which must conform to the requirements of
Section 7 of this Lease; (c) the proposed agreement of sublease or assignment and all of the contracts, instruments and agreements relating to the proposed sublease or assignment or if unavailable, a detailed statement of all material terms thereof; and (d) the proposed effective date of the assignment or subletting which shall not be less than thirty (30) nor more than one hundred twenty (120) days from Landlord's receipt of (30) Tenant's Notice; and (e) such reasonable financial and other information as Landlord may request concerning the proposed subtenant or assignee, including without limitation, current per square foot sales figures and advertising budgets of the proposed assignee's comparable business operations in any other locations, current audited financial statements, and projected operating statements for the address of such Assignee, then Tenant shall give written notice to such Assignee of any claimed Landlord's default, specifying the a default in reasonable detail, and affording such Assignee a reasonable additional opportunity to make performance for and on behalf of Landlord. If and when the said Assignee has made performance on behalf of Landlord, such default shall be deemed cured.

 business to be conducted on the premises for at least one (1) full year.

        15.3 At any time within sixty (60) days after Landlord's receipt of notice specified in Section 15.2, except a pro shop and trophy shop which has been approved by Landlord, Landlord may by written notice to Tenant elect to (a) consent to the subletting or assignment upon the terms and to the subtenant or assignee proposed; (b) refuse to give its consent in its absolute discretion; or
(c) terminate this Lease as of the proposed effective date of the proposed assignment or sublease. In the event of termination, Landlord may enter into a lease of the premises with the proposed subtenant or assignee. In the event this Lease is terminated pursuant to this Section, the rents payable hereunder shall be prorated and paid to the date of such termination and Tenant and Landlord shall perform all obligations to be performed by each up to and including the termination date. If Landlord consents to such assignment or subletting, Tenant may, within sixty (60) days after the date of Landlord's consent, enter into a valid assignment or sublease of the premises with the proposed assignee or subtenant or mortgagee or trustee or pledgee upon the terms and conditions described in the information required to be furnished by Tenant to Landlord pursuant to Section 15.2 above, or upon other terms not more favorable to the proposed assignee or subtenant; provided, however, that any material change in such terms shall be subject to Landlord's consent as provided in this Section
15. Landlord's election of alternative (c) above shall be binding upon Tenant and shall not be affected by Tenant's withdrawal of its request for Landlord's approval of the subject assignment or sublease unless Tenant notifies Landlord in writing of the withdrawal of such request within five (5) days of receipt of Landlord's notice of termination. No action or inaction by Landlord under this
Section 15.3 shall entitle Tenant to recover damages from Landlord, it being understood and agreed that Tenant's sole remedy, in such event, shall be an action for declaratory relief or to require that Landlord specifically perform its obligations under this Lease.

        15.4 No assignment, whether with or without Landlord's consent, shall relieve Tenant or any guarantor from Its covenants and obligations for the term of this Lease. Tenant agrees to reimburse Landlord for Landlord's reasonable attorneys' fees incurred in conjunction with the processing and documentation of any requested assignment or proposed subletting.

        15.5 Each assignment or subletting to which Landlord consents shall be by an instrument in writing in a form satisfactory to Landlord, and shall be executed by the transferor, assignor, sublessor, licensor, concessionaire, hypothecator or mortgagor and the transferee, assignee, sublessee, licensee, concessionaire or mortgagee in each instance, as the case may be, and each such transferee, assignee, sublessee, licensee, concessionaire or mortgagee shall agree in writing for the benefit of Landlord to assume, be bound by, and perform all terms, covenants and conditions of this Lease to be kept and performed by Tenant, including without limitation the payment of all amounts due or to become due under this Lease, the observance of the restrictions on the use of the premises in Section 7 and the performance of Tenant's operating covenants under Section 16. One (1) executed copy of such written instrument shall be delivered to Landlord. Failure to first obtain in writing Landlord's consent or failure to comply with the provisions of this Section 15 shall prevent any such assignment or sublease from becoming effective.

        15.6 In the event Tenant shall in accordance with this Lease, assign any interest in this Lease, or sublet the premises, the minimum annual rental then payable under the terms of this Lease shall be increased, effective as of the date of such assignment or subletting, to the highest of (a) the total rentals of any kind or type payable by any such assignee or sublessee pursuant to such assignment or sublease subject to any increases therein set forth, (b) an amount equal, to the total of the minimum annual rental then payable plus the average Percentage Rental payable by Tenant during the last twenty-four (24) month period (or shorter period if this Lease has not been in effect for twenty-four (24) months) computed on an annual basis, preceding such assignment or subletting or (c) the minimum annual rental then and thereafter payable under the terms of this Lease shall be increased, but not decreased, to reflect percentage increases in the Index using as the base month the month in which Tenant opened for business to the public in the premises and using as the anniversary date on which each increase shall be made, the month in which the assignment or subletting took effect and the same month of each year thereafter. in no event shall the minimum annual rental payable under this Lease be less than the amounts referred to in Section 1(e) for the applicable periods of time.

        Tenant agrees that in the event Tenant shall assign its interest in this Lease or sublet the premises Tenant shall pay to Landlord any and all consideration received by Tenant in such transaction (other than for the bona fide purchase of Tenant's movable personal property) to the extent that such consideration exceeds the unamortized cost of Tenant's leasehold improvements (but only to the extent said leasehold improvements were paid for by Tenant as evidenced by appropriate documentation), depreciated on a straight-line basis over the term of this Lease remaining following the completion of such leasehold improvements plus the direct out-of-pocket costs paid incurred by Tenant in making such assignment or subletting.

        15.7 If- Tenant is a corporation which under the then-current laws of the State where the Shopping Center is situated, is not deemed a public corporation, or ' is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an assignment within the meaning and provisions of this
Section 15 and therefore subject to all of the terms and provisions thereof.

                                   SECTION 16
                          TENANT'S CONDUCT OF BUSINESS

        16.1 Continuous Operation Clause. Tenant shall continuously and uninterruptedly from and after its initial opening for business operate and conduct within all of the premises the business which it is permitted to operate and conduct under the provisions of Section 1(h), except while the premises are untenantable by reason of fire or other casualty. Tenant shall keep and maintain within the premises sufficient personnel and an adequate stock of merchandise, trade fixtures and other property to properly service and supply the demands and requirements of its customers. Tenant will keep the premises in a neat, clean and orderly condition.

        16.2 Hours of Operation. Recognizing that it is in the interests of both Tenant and Landlord to have regulated hours of business for all of the Shopping Center, Tenant agrees that commencing with opening for business by Tenant in the premises and for the remainder of the term of this Lease, Tenant shall be open for business daily, and shall continuously so remain open for business with its exterior signs and exterior advertising displays adequately illuminated during all hours on all days on which the Landlord, in its sole .-discretion, determines to open the Shopping Center for business to the public. Monday through Friday from at least the hours of at least 10:00 a.m. to 9:00 p.m., on Saturdays from at least 10:00 a.m. to 6:00 p.m., and on Sundays from at least 12:00 noon to 5:00 p.m., and shall in addition, remain open for business at least those days and hours as any one (1) of the "Major Stores" (as defined below) in the Shopping Center shall be open for business. Tenant further agrees to have its window displays, exterior signs and exterior advertising displays adequately illuminated continuously during such hours as any of the Major Stores fronting on the "mall area" designated on the attached Exhibit A (a "Mall Major Store") shall illuminate their window displays, exterior signs and exterior displays. The foregoing provisions shall be subject, as respects any business controlled by governmental regulations or labor union contracts in its hours of operation, to the hours of operation so prescribed, as the case may be, by such governmental regulations or labor union contracts, as the case may be. The term "Major Store" as used herein shall mean any retail store containing fourteen thousand (19,000; square feet of Floor Area or more, from time to time identified as a Major Store by Landlord. Such retail stores now designated as Major Stores by Landlord are designated as "Major Stores" on the attached Exhibit A.

        16.3 Tenant's Commitment to Open. If Tenant falls to open for business and thereafter remain open for business as required under the terms of this Lease, in the premises as required and in the manner provided for in this Lease, or to carry on business from the premises at all times during the term hereof of this Lease strictly in accordance with the terms, covenants and conditions contained in this Lease, Landlord shall be entitled (a) to collect from Tenant (in addition to the minimum annual rental, Percentage Rental and Additional
Rent) an additional daily charge at the daily rate of Ten Cents ($0.10) per square foot of the Floor Area of the premises or One Hundred Dollars ($100.00), whichever is greater, for each and every day the Tenant fails to conduct business from the premises as required; commence to do or to carry on business as herein provided; such additional charge is a liquidated sum representing the minimum damages which Landlord and Tenant agree the Landlord will suffer by reason of Tenant's breach, including damages as a result of Landlord's failure to receive Percentage Rental, if any, under this Lease and is without prejudice to Landlord's right to claim and prove a greater sum of damages; and (b) to avail itself of any other remedies for such breach by Tenant hereunder, including obtaining an injunction or an order for specific performance in a court of competent jurisdiction to restrain Tenant from continuing any such breach and to compel Tenant to comply with its such obligations under this Lease, as the case may be, including and a mandatory injunction to compel Tenant to open or reopen the whole of the premises for business to the public fully fixtured, stocked and staffed. and Tenant hereby consents to Landlord obtaining such injunction, order or mandatory injunction upon establishing by affidavit or other evidence that Tenant has breached or Landlord has reasonable cause to believe Tenant is about to commit any such breach; and (c) if Tenant fails to open the premises-for business within fifteen (15) days of the date required under the terms of this Lease, to terminate this Lease without the necessity for any legal proceedings and without prejudice to any other rights or remedies if Tenant fails to open the premises for business within fifteen (15) days of the date required under the terms of this Lease.

        16.4 Radius Restriction. Tenant agrees that it will not, directly or indirectly, operate nor own any interest in any similar type of business (not so operated or owned on the date of this Lease) within a radius of five (5) miles from the location of the premises. Without limiting Landlord's remedies, In the event Tenant should violate this covenant, Landlord may, at its option and for so long as Tenant is operating or has an interest in said other business, include the gross sales of such other business In the gross sales made from the premises for the purpose of computing the Percentage Rental due hereunder. Tenant acknowledges that the operation of a similar type business will adversely affect gross sales of the business conducted on the premises and thereby adversely affect Percentage Rental payable hereunder as well as the number of potential customers attracted to the Shopping Center. The parties hereto agree that it would be impracticable and extremely difficult to fix the actual damage suffered by Landlord by reason of Tenant's breach of this provision.

                                   SECTION 17
                                   REPAIRS AND MAINTENANCE

        17.1 Tenant's Maintenance of Premises. Tenant shall from and after the delivery of the premises to Tenant at its own cost and expense, repair, maintain and replace in good and tenantable condition the premises and every part thereof (except that portion of the premises to be maintained by Landlord as set forth in Section 17.2) including without limitation all meters, pipes, utility lines and services and conduits, all portions of the storefront, all glass, all fixtures, air conditioning, heating and ventilation equipment serving the premises and other equipment therein, and any equipment installed by Tenant which is part of such system, ceiling, interior walls, partition, floors, sprinklers, all signs, locks and closing devices, all window sash, casement or games, all glass doors, door frames, windows, floor coverings, including carpeting, terrazzo or other special flooring, and all items of repair, maintenance, alteration and improvement or reconstruction as may at any time or from time to time be required by a governmental agency having jurisdiction thereof. Tenant, at its expense, shall contract with a service company approved by Landlord, for the monthly maintenance of the heating, ventilating and air conditioning equipment exclusively servicing the premises. A copy of the service contract shall be furnished to Landlord within ten (10) days after Tenant's opening for business for Landlord's approval, and a copy of any subsequent contracts shall be furnished from time to time during the lease term. Any such service contract shall be sufficient to maintain Landlord's warranties and/or guarantees with respect to the equipment. All glass, both exterior and interior, is at the sole risk of Tenant, and any glass broken shall be promptly replaced by Tenant with glass of the same kind, size and quality.

           17.2 Landlord's Maintenance/Tenant's Reimbursement of Costs. Subject to Tenant's obligation to reimburse Landlord for costs as hereinafter provided, Landlord shall keep and maintain in good condition and repair the roof and exterior walls of the building in which the premises is located, all structural parts of the premises, and pipes, conduits and lines outside the premises used to furnish to the premises various utilities (except to the extent that the same are the obligations of a public utility company). Landlord shall not, however, be required to make repairs necessitated by reason of any act or the negligence of Tenant or its agents, representatives, or anyone claiming under Tenant, or by reason of the failure of Tenant to perform or observe any conditions or agreements in this Lease contained, or caused by alterations, additions, or improvements made by Tenant or anyone claiming under Tenant. Landlord shall not in any way be liable to Tenant for failure to make repairs as herein specifically required unless Tenant has previously notified Landlord in writing of the need for such repairs and Landlord has failed to commence and complete said repairs within a reasonable period of time following receipt of Tenant's written notification. Tenant agrees to pay, as Additional Rent, Tenant's pro rata portion of all costs incurred by Landlord pursuant to this Section 17.2 based on the ratio ,that the Floor Area within the premises bears to the total Floor Area of the building in which the premises is located except Tenant shall pay one hundred percent (100%) of the cost incurred by Landlord in repairing any damage caused to the building or any portion thereof or any of the above specified items by any act of Tenant or its agents, representatives or anyone claiming under Tenant. Any such payment shall be due and payable to Landlord, as Additional Rent, within ten (10) days of Tenant's receipt of a request for payment.

   Notwithstanding section 17.2 above Tenant shall only be responsible for the obligations to reimburse Landlord for repair costs on its building (Pad A).


           17.3 Exterior Walls and Mechanical Equipment. As used in this Lease, "exterior walls" shall not be deemed to include storefronts, plate glass, window cases or window frames, doors or door frames, security grills or similar enclosures. Landlord shall be under no obligation to make any repairs, alterations, renewals, replacements or improvements to the premises or the mechanical equipment exclusively serving the premises at any time except as this' Lease expressly provides.

          17.4 Landlord's Right to Enter Premises to Repair. Landlord and/or Its authorized representatives, with reasonable notice, may enter the premises at all times during usual business hours for the purpose of Inspecting same. Landlord or any person authorized by Landlord may enter and make any necessary repairs to the premises and perform any work therein after reasonable notice (except no notice is required in case of emergency) (a) which may be necessary to comply with all laws, ordinances, rules or regulations of any public authority or of the Insurance Service Offices or of any similar body, or (b) that Landlord deems necessary to prevent waste or deterioration or damage, or (c) that Landlord deems necessary to perform remodeling, construction or other work Incidental to any portion of the Shopping Center, including without limitation the premises of another tenant, adjacent to, above, or below the premises. Nothing contained in this Section shall imply any duty on the party of Landlord to do any work nor constitute a waiver of Tenant's default in failing to do any work that Tenant Is otherwise required to do under this Lease. The exercise by Landlord of any of the above rights shall not entitle Tenant to any damage or compensation for any injury or convenience occasioned thereby except for Landlord or its agents gross negligence or willful misconduct In the event Landlord makes or causes repairs to be made or performed which are the obligation of Tenant under this Lease, Tenant shall pay the cost thereof to Landlord, as Additional Rent upon receipt of a bill therefor.

                                   SECTION 18
                                 RECONSTRUCTION

        18.1 Repairs with Insurance Proceeds. Tenant shall promptly notify Landlord in case of any fire or other damage to the premises or the building of which it Is a part. If the premises are partially damaged by fire or other casualty required to be insured by Landlord pursuant to Section 10.5, then upon receipt of the Insurance proceeds, Landlord shall, except as otherwise provided in this Section 18 promptly repair and restore the premises (exclusive of Tenant's leasehold improvements, alterations or additions, Including Tenant's Work, trade fixtures, signs or other personal property) to substantially the condition thereof immediately prior to said damage or destruction, limited, however, to the extent of the insurance proceeds actually received by Landlord for such work.

     18.2 Optional Termination Right. If the demised premises shall be destroyed or damaged by fire or other casualty so as to be unfit, in whole or in part, for occupancy, then this Lease shall terminate as of the date of such destruction or damage under the following circumstances:

                (A) By mutual consent of the parties;

                (B) If any of the following events occur:

                    (i) If the demised premises shall be damaged to the extent of fifty percent (50%) or more of the cost of replacement thereof during the last five (5) years of this Lease;

                    (ii) If the demised premises shall be damaged to the extent of fifteen percent (15%) or more of the cost of replacement thereof during the last year of this Lease;

                    (iii) If the demised premises shall be damaged during the last year of this Lease to the extent that the time necessary for restoration would exceed two months;

                  (C) If the demised premises shall be damaged by any uninsured casualty or any casualty not covered by Landlord's insurance excluding any deductible amount and Landlord gives written notice to Tenant within sixty (60) days of its decision to terminate this Lease; and

                 (D) If the demised premises shall be damaged by any casualty covered by Landlord's insurance and Landlord's mortgagee does not consent to the use of such insurance proceeds for the performance by Landlord of its obligations to restore and Landlord gives written notice to Tenant within sixty
                     (60) days of its decision to terminate the Lease.

        18.3 Landlord's and Tenant's Reconstruction Responsibilities. In the event of any reconstruction of the premises under this Section 18, such reconstruction shall be in conformity with the provisions of Exhibit C. Landlord's obligation to reconstruct the premises shall be only to the extent of the work described as "Landlord's Work" in Exhibit C, and if not so described, Landlord's obligation shall be to reconstruct only to the extent of the condition of the premises prior to commencement of Tenant's Work. Tenant shall be responsible for and pay for the repair and restoration of all items set forth as "Tenant's Work" in Exhibit C and the replacement of its signs, stock in trade, trade fixtures, furniture, furnishings and equipment. Tenant shall commence and diligently complete Installation of fixtures, equipment and merchandise promptly upon delivery to Tenant of possession of the premises.
        18.4 Release Upon Termination/Distribution of Proceeds. Upon termination of this Lease under any of the provisions of this Section 18, the parties shall be released without further obligation to the other party coincident with the surrender of possession of the premises to Landlord, except for obligations which have theretofore accrued or be then unpaid or unperformed and for Tenant's removal of (a) fixture:, signs and other personal property as provided in
Section 14.1 and (b) any leasehold improvements under Section 11. In the event of termination, all proceeds Tenant's fire and extended coverage insurance under
Section 10 covering the items set forth n "Tenant's Work: in Exhibit C, and Tenant's leasehold improvements, but excluding proceeds for trade fixtures, merchandise, signs and other personal property, shall be disbursed and paid to Landlord.

        18.5 Rental Abatement. In the event of repair, reconstruction and restoration to the premises by Landlord as provided in this Section 18, the minimum annual rental to be paid under Section 5 shall be abated proportionately with the degree to which Tenant's use of the premises is reasonably impaired commencing from the date of destruction and continuing during the period of Landlord's repair, reconstruction or restoration of the premises. Tenant shall continue the operation of its business on the premises during any such period to the extent reasonably practicable from the standpoint of prudent business management, and the obligation of Tenant to pay Percentage Rental and Additional Rent shall remain in full force and effect. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the premises, the building in which the premises is located, or Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration. Except to the extent same was caused by Landlord or its agents gross negligence or willful misconduct.

        18.6 Statutory Waiver by Tenant. Tenant waives any statutory rights of termination which may arise by reason of any partial or total destruction of the premises which Landlord is obligated to restore or may restore under any of the provisions of this Lease.

                                    SECTION 19
                                    COMMON AREAS

        19.1 Definition of Common Area. The term 'common area" refers to all areas within the exterior boundaries of the Shopping Center which are now or hereafter made available for the nonexclusive use, convenience and benefit of authorized occupants of Floor Area in the Shopping Center (excluding the "Food Court Common Area" located in the Food Court Building designated on Exhibit A), and including without limitation automobile parking areas, parking structures, driveways, open or enclosed malls, food court seating areas, sidewalks, walkways, public transportation and landscaped areas in and contiguous to the Shopping Center. Landlord may, at its option, from time to time add or delete property to or from the common area. In connection with the conduct of Tenant's business in the premises only, Tenant, its employees and invitees are, except as otherwise provided in this Lease, authorized to use the common area in common with other persons during the term of this Lease.

        19.2 Maintenance. Landlord shall cause the common area within the boundaries of the area outlined in red on Exhibit B (the "Tenant Common Area') to be kept in neat, clean and orderly condition, properly lighted and landscaped, and shall repair, maintain or replace as Landlord shall deem necessary all equipment and facilities thereof, damage thereto, but all expenses in connection with the Tenant common area shall be charged and prorated in the manner hereinafter set forth in Section 19.3. It is agreed that the phrase "expenses in connection with the Tenant common area" shall include all sums expended in connection with the Tenant common area for parking lot repaving, resurfacing, painting and restriping for fire lanes, entrances, exits and common thoroughfares, and parking lot, parking lot cleaning and sweeping, sprinkler systems, planting and landscaping; parking lot lighting and other utilities; directional signs and other markers and bumpers; maintenance, repair and replacement of parking lot lighting systems, storm drainage, and other utility systems; personnel to implement such services including, if Landlord deems necessary, the cost of security patrol vehicles and drivers; sums to establish a reasonable reserve for resurfacing and restriping parking areas and for the replacement of capital improvements including parking lot lighting; public liability and property damage insurance on the common area. In addition, expenses in connection with the Tenant common area shall include an amount equal to fifteen percent (15%) of the total thereof for each calendar year. Landlord may cause any or all of said services to be provided by an independent contractor or contractors. Landlord shall not be responsible for any failure to operate and/or maintain the Tenant common area within those portions of the Shopping Center not owned by Landlord, to the extent the same are to be operated and/or maintained by any other owner or lessee with respect thereto, and Landlord shall not have any obligation or liability for any damage to motor vehicles of Tenant or its customers, employees or invitees or for loss or damage to property within such motor vehicles or within or on any portion of the common area.

Notwithstanding anything to the contrary contained in this Lease, all of the costs and expenses in connection with the operation and maintenance of the common seating areas located in that portion of the Shopping Center designated as "Food Court Budding' on the attached Exhibit A shall be prorated only among the tenants located within said Food Court.

        19.3 Proration and Payment of Common Area Expenses by Tenant. Expenses in connection with the common area shall be prorated by Landlord if such expenses are not separately metered or solely charged to Tenant common area and paid by Tenant in the following manner

(a) From and after the Commencement Date and during the term hereof, Tenant shall pay to Landlord, as Additional Rent, on the first day of each calendar month, an amount estimated by Landlord to be Tenant's share of the expenses in connection with the common area. The foregoing estimated monthly charge may be adjusted by Landlord at any time on the basis of Landlord's experience and reasonably anticipated costs.

(b) Within a reasonable time following the end of each calendar year, Landlord shall furnish Tenant a statement covering such year showing the total expenses in connection with the common area, the total amount of Tenant's share of such expenses and the payments made by Tenant with respect to such period as set forth in subparagraph (a) above. If Tenant's share of the expenses in connection with the common area exceeds Tenant's applicable payments, Tenant shall pay Landlord the deficiency within thirty (30) days after receipt of such statement If said payments exceed Tenant's share of the expenses in connection with the common area, Tenant shall be entitled to offset the excess against payments thereafter becoming due to Landlord in accordance with paragraph 19.4(a) or, if no future rent payments are due then any excess shall be refunded to Tenant If an expense is not separately metered or solely charged to Tenant common area, then Tenant's share of expenses in connection with the Tenant common area shall be determined based upon that portion of such expenses which is equal to the proportion thereof which the number of square feet of Floor Area of in the premises bears to the total number of square feet of Floor Area of buildings in the Shopping Center There shall be an appropriate adjustment of Tenant's share of the expenses in connection with the common area as of the Commencement Date and the expiration of the term of this Lease.

(c) Neither Landlord's failure to provide Tenant with an estimated monthly charge or to provide Tenant with a statement of actual expenses for any period of time or to request or demand payment of the sums payable by Tenant under this Section shall constitute a waiver by Landlord of the right of Landlord to collect the same from Tenant at any later time after providing any such estimate, statement and/or request or demand, or estop or prevent Landlord from so doing.

(d) The term 'Major Tenant' as used in this Lease shall mean any retail tenant (including theatres) occupying fourteen thousand (14,000) square feet of Floor Area or more, from time to time identified as a Major Tenant by Landlord. Such retail stores now designated as Major Tenants by Landlord are indicated on Exhibit A attached, however, Landlord may change same by deleting therefrom and adding thereto at any time during the term of this Lease.

19.4 Changes to Common Area. Landlord shall at all times have the right and privilege of determining the nature, extent, size, boundaries, location and configuration of the common area, whether the same shall be surface, underground or multiple-deck, and of making such changes therein and thereto from time to time which in Landlord's opinion are appropriate to the development and operation of the Shopping Center, including increasing or decreasing the size of the common area, the location and relocation of driveways, entrances, exists, automobile parking spaces, the direction and flow of traffic, installation of prohibited areas, landscaped areas, addition of buildings therein, and all other facilities thereof. Landlord may also from time to time designate portions of the common area as building area, and portions of the building area within the Shopping Center as common area. If Landlord materially changes the size of the shopping center common area than Landlord and Tenant agree to review the common area allocation.*

19.5 Rules and Regulations. Landlord shall have the right to establish, and from time to time change, alter and amend, and to enforce against Tenant and the other users of the common area reasonable rules and regulations (including the exclusion of employees' parking therefrom) as Landlord may deem necessary or advisable for the proper and efficient operation and maintenance of the common area. The rules and regulations may include, without limitation, the hours during which the common area, or portions thereof, shall be open for use, including any enclosed mall. Landlord may establish a system or systems of validation or other type of operation, including a system of charges against non-validated parking checks of users, and Tenant, its customers and invitees shall conform to and abide by all such rules and regulations; provided, however, all such rules, regulations and types of operation or validation of parking checks and other matters affecting Tenant, its customers and invitees shall all apply equally and without discrimination to substantially all of the tenants of the Shopping Center. Such rules and regulations may include, but shall not be limited to, the following: (a) the access routes and hours for delivery to the premises by trucks and trailers, (b) the restriction of designated areas for drive-through banking, savings, restaurant or other drive-through facilities, promotional and/or seasonal sales activities and/or loading, trash and other storage areas, whether or not such storage areas are roofed and/or enclosed, and for sidewalk sales activities, and (c) the regulation of the removal, storage and disposal of tenants' refuse and other rubbish. Attached hereto as Exhibit F are certain rules and regulations in effect as of the date of this Lease, which rules and regulations may hereinafter be modified and added to by Landlord on a nondiscriminatory basis. Provided Tenant's business is not materially adversely affected thereby.

19.6 Landlord's Control of Common Area. Landlord shall at all times during the term of this Lease have the sole and exclusive control of the common area, and may from time to time during the term hereof exclude and restrain any person from use or occupancy thereof, excepting, however, bona fide customers, patrons and service suppliers of Tenant, and other tenants of the Landlord who make use of said areas in accordance with the rules and regulations established by Landlord. The rights of Tenant in and to the common area shall at all times be subject to the rights of Landlord, and the other tenants of Landlord and the other owners of the common area, their tenants and permittees to use the common area in common with Tenant, and it shall be the duty of Tenant to keep all of said areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation and to permit the use of any of said areas only for normal parking and ingress and egress by customers, patrons and service-suppliers to and from the premises. Tenant acknowledges that, by providing security guards for the common area, Landlord does not represent, guarantee or assume responsibility that Tenant from any claims, demands, liabilities, judgments, costs and expenses of any kind or nature whatsoever, including attorneys' fees, in any way relating to such security guards or the performance of services by such security guards ("Claims"). To induce Landlord to provide such security guards, as Landlord deems reasonable, appropriate and economically feasible, Tenant agrees Landlord shall not be liable for, and Tenant shall defend and indemnify Landlord from all such Claims, except for Landlords gross negligence or willful misconduct including Claims caused by the sole or concurrent negligent act or omission, whether active or passive, of Landlord or its security guards, providing, however, Tenant shall have no obligation to defend or indemnify Landlord from any Claims covered by public liability insurance Landlord is required to carry under Section 10.5 or caused by the willful or criminal act of Landlord or its security guards.

19.7 Employee Parking Restrictions. Tenant, employees of Tenant and other tenants of Landlord within the Shopping Center shall not be permitted to park their vehicles in the vehicle parking areas of the common area designated for patrons of the Shopping Center. Landlord at all times shall have the right to designate the particular parking areas with the common area to be used by any or all of such employees and any such designation may be changed from time to time. Landlord may exclude employees from parking in any of the common area at any time including without limitation holiday shopping periods. Tenant shall in writing furnish Landlord with its and its employees' license numbers within fifteen (15) days after taking possession of the premises and Tenant shall thereafter notify Landlord of any changes within five (5) days after such change occurs. If Tenant or its employees fail to park their vehicles in designated parking areas, or park within the Shopping Center when prohibited by Landlord, then Landlord may charge Tenant as Additional Rent Twenty-five Dollars ($25.00) per day for each day or partial day per car parked in any areas other than those designated.

19.8 Tenant Common Area. Notwithstanding the foregoing provisions of this
Section 19, on written notice to Landlord, Tenant shall have the right, so long as Tenant is not in default under this Lease, and upon the exercise of such right the obligation to maintain those portions of the common areas within the boundaries of the area outlined in red on Exhibit "B" (the "Tenant Common Area"). Specifically, Tenant shall at Tenant's sole cost and as Landlord or Tenant deem reasonably necessary cause the Tenant Common Area to be kept in neat, clean and orderly condition, shall repair, maintain or replace all equipment and facilities thereof and damage thereto and shall provide adequate security therefor and personnel to implement such services including the cost of security guard services. Tenant shall repair, maintain or replace landscaping, planting, and irrigation; lighting, signs and fixtures; awnings and similar coverings; personnel to implement such services including the cost of security guard services. In the event Landlord, in Landlords sole discretion, determines that Tenant is not properly maintaining the Tenant Common Area, and such failure is not cured within twenty (20) days after written notice thereof from Landlord to Tenant, then Landlord may perform such repairs and maintenance as in Landlord's judgment are necessary to properly maintain the Tenant Common Area, and Tenant shall within ten (10) days of Landlords demand reimburse Landlord for all costs incurred in connection with such maintenance, together with Landlord's standard charge (which is currently fifteen percent (15%) of the amount to such costs) for overhead and supervision. Similarly, in the event Landlord determines in Landlord's sole discretion that additional security is necessary for the Tenant Common Area, then Landlord may so notify Tenant and Tenant shall at Tenant's expense and within ten (10) days of such notice furnish the additional security guards or security items required by Landlord. If Tenant fails to comply with such notice, then in addition to Landlord's other remedies Landlord shall have the right to supply such security services for the Tenant Common Area and Tenant shall reimburse Landlord for all costs incurred in connection therewith within five (5) days of Landlords demand therefor. Landlord agrees to provide Tenant with notice of any changes or modifications it plans to make in the Tenant Common Area, and Landlord further agrees that it shall make no changes or modifications in the Tenant Common Area which affect access to or parking for the Premises without Tenant's prior written consent, which shall not be unreasonably withheld.

                                   SECTION 20
                               DEFAULTS BY TENANT

          20.1 Tenant shall be in material default under this Lease:

          (a) If Tenant abandons the premises or if Tenant's vacation of the premises results in the cancellation of any insurance described in Section 10;

          (b) If Tenant fails to pay rent or any other charge or sum required to be paid by Tenant under the terms of this Lease, as and when due;

          (c) If Tenant falls to perform any Tenant's other obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than twenty (20) o days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this paragraph 20.2(c) is intended to satisfy any and all notice requirements Imposed by law on Landlord and is not in addition to any such requirement.

          (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the premises or if Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the premises or If Tenant's interest In this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Tenant hereunder.

            20.2 On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice', except as provided by law, or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:
                     (a) Terminate Tenant's right to possession of the premises by any lawful means, in which case this Lease shall terminate and Tenant shall Immediately surrender possession of the premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of all unpaid rent, Including without limitation minimum annual rental, Percentage Rental and Additional Rent, and other charges which have been earned or are due at the time of the termination;
    (ii) the worth at the time of the award of the amount by which the unpaid minimum annual rental, Percentage Rental, Additional Rent and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (Iii) the worth at the time of the award of the amount by which the unpaid minimum annual rental, Percentage Rental, Additional Rent and other charges which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which In the ordinary course of things would be likely to result therefrom, including, but not limited to, any cost or expenses incurred by Landlord in maintaining or preserving the premises after such default, the cost of recovering possession of the premises, expenses of reletting, including necessary renovation-or alteration of the premises, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (I) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the Interest Rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Hank situated nearest to the location of the Shopping Center at the time of the award plus one percent (1%) per annum, but not greater than eight percent (80) per annum. If Tenant shall have abandoned the premises, Landlord shall have the option of (1) retaking possession of the premises and recovering from Tenant the amounts specified in this paragraph 20.2(a), or (ii) proceeding under paragraph 20.2(b);

                     (b) Maintain Tenant's rights to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover all rents and other charges due hereunder as they become due;

                   .(c) Pursue any other remedy now or hereafter available to Landlord under the laws or Judicial decisions of the state in which the Shopping Center is located, including without limitation, the right of Landlord without declaring this Lease ended to re-enter the premises and occupy the whole or any part thereof for and on account of Tenant and to collect any unpaid rentals and other charges which have become or which may thereafter become payable, and the right of Landlord, even though it may have re-entered the premises in accordance with the foregoing, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the premises.

            Should Landlord re-enter the premixes Landlord shall not be deemed to have terminated this Lease, or the liability of Tenant to pay any rent. or other charges thereafter accruing, or to have terminated Tenant's liability for damages under any of the provisions hereof, by such re-entry or by any. action in unlawful detainer or otherwise to obtain possession of the premises, unless Landlord notifies Tenant in writing that it has elected to terminate this Lease. Tenant agrees that the service by Landlord of any notice pursuant to the unlawful detainee statutes of the State where the Shopping Center is situated and the surrender of .possession pursuant to such notice shall not (unless Landlord elects t written notice to Tenant to the contrary at the time of or at any time subsequent to the serving of such notices) be deemed a termination of this Lease. in the event of any entry or taking possession of the premises as aforesaid, Landlord shall have the right, but not the obligation, to remove all or any part of the personal property located therein and may place the same in storage at a public warehouse at the expense and risk of Tenant.

            20.3 Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

            20.4 The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rental hereunder by Landlord shall net be deemed to o be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental. No covenant, term, or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord.

                                   SECTION 21
                              DEFAULTS BY LANDLORD

     21.1 In the event Landlord fails to perform any of its obligations under this Lease within twenty (20) days after written notice specifying the nature of the default (or such additional time as is reasonably required to cure such default), Landlord shall be liable to Tenant for damages proximately sustained by Tenant as a result of Landlord's default, excluding any claimed lest profits or consequential damages which Tenant hereby expressly waives; provided, however, it is expressly understood and agreed that any money judgment resulting from any default or other claim arising under this Lease by Landlord shall be satisfied only out of Landlord's estate in and to the real property and improvements constituting the Shopping Center, subject, however, to the prior rights of the holder of any mortgage or deed of trust or other security interest covering same, and no other real, personal or mixed property of Landlord (the term "Landlord" for purposes of this Section only shall mean any and all partners, both general and/or limited, if any, which comprise Landlord), wherever situated, shall be subject to levy on any such judgment obtained against Landlord and whether or not such property is sufficient for the payment of such judgment, Tenant will not institute any further action, suit, claim or demand, in law or in equity, against Landlord for or on the account of such deficiency. Tenant hereby waives, to the extent waivable under law, any right to satisfy such money judgment against Landlord except from Landlord's estate in the Shopping Center as aforesaid.

            21.2 If the premises or any part thereof are at any time subject to a ground lease or master lease or a mortgage or a deed of trust and this Lease or rentals due from Tenant hereunder are assigned to such ground lessor or master lessor or mortgagee, trustee or beneficiary ("Assignee" for purposes of this Section 21 only) and Tenant is given written notice thereof, including the post office

                                   SECTION 22
                                 EMINENT DOMAIN

      22.1 In the event the entire premises shall be permanently appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of such taking, and Landlord and Tenant shall each thereupon be released from any liability thereafter accruing hereunder.

Tenant shall have the right to continue to occupy the demised premises for all or any portion of the period between the taking date and the date when possession of the premises shall be physically taken by the condemning authority. Any unearned rent paid in advance shall be refunded.

     22.2 In the event more than twenty-five percent (25%) of the square footage of Floor Area of the premises is taken under the power of eminent domain by any public or quasi-public authority, or if by reason of any appropriation or taking, regardless of the amount so taken, the remainder of the premises is not one undivided building space, either Landlord or Tenant shall have the right to terminate this Lease as of the date Tenant is required to vacate a portion of b a the premises, upon giving written notice of such election within thirty (30) days after receipt by Tenant from Landlord of written notice that said premises have been so appropriated or taken. Landlord agrees after learning of any appropriation or taking to give Tenant written notice thereof.

   22.3 If more than twenty-five percent (25%) of the Floor Area of the buildings constructed within the Shopping Center or twenty percent (20%) of the common areas are taken under the power of eminent domain, whether or not the premises are acquired in whole or in part, or if as a result of any appropriation under the power of eminent domain the leases of any two or more of the Major Stores in the Shopping Center are terminated, Landlord may, by written notice to Tenant, 4a terminate this Lease, such termination to be effective thirty (30) b e days following Tenant's receipt of such notice. Upon any such termination the rents and other charges payable hereunder shall be prorated to and from the date of such termination.

  22.4 If this Lease is terminated as provided above, Landlord shall be entitled to the entire award compensation in such proceedings, but the rental and-other charges for the last month of Tenant's occupancy shall be prorated and Landlord agrees to refund to Tenant any rent or other charges paid in advance. Tenant's right to receive compensation or damages for its fixtures and personal property. 2 9) shall not be affected in any manner hereby. Notwithstanding Section 22.4, Landlord shall negotiate its award. Tenant shall be entitled to negotiate on its own behalf for compensation for all its interest as it relates to its business and premises.

        22.5 If this Lease is not terminated pursuant to the provisions hereof as a result of a taking, Landlord shall restore the premises remaining to a complete unit of like quality and character as existed prior to such taking, provided, however, Landlord shall not be obligated to expend more than the severance damages received by Landlord attributable to the taking of a portion of the premises.

        22.6 A voluntary sale or conveyance in lieu of condemnation shall be deemed an appropriation or taking under the power of eminent domain. Tenant hereby waives any statutory rights of termination which may arise by reason of any partial taking of the premises under the power of eminent domain. Upon any termination under this Section 22 all o obligations to be performed by Landlord and Tenant including all payment of rents and other charges, shall be performed and paid up to the date of termination.

                                            SECTION 23
                     SALE OR FINANCING OF PREMISES BY LANDLORD
                              ESTOPPEL CERTIFICATE

In the event of any sale or exchange of the premises or any portion of the Shopping Center by Landlord or assignment by Landlord of this Lease. Landlord shall be and is hereby relieved of all liability under any and all of its covenants and obligation contained in or derived from this Lease arising out of any act, occurrence or omission relating to the premises or this Lease occurring after the consummation of such sale or exchange and assignment and the party acquiring Landlord's interest in and to the premises shall be deemed without any further agreement between the parties or their successors in interest or between the parties and any such party so acquiring Landlord's interest in and to the premises, to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease to be performed from and after the date of such sale or exchange and assignment.

Tenant shall within ten (10) days of Landlord's request deliver to Landlord Tenant's then current financial statements and a Tenant's Certificate in the form of Exhibit E attached, with Tenant's signature duly acknowledged in recordable form, addressed to any proposed lender, purchaser, exchange or assignee or to the Landlord, all of whom may rely on such certificate and financial statements. Landlord reserves the right to required the Tenant to set forth such other additional information, statements or representations as Landlord's lender, purchaser, exchange or assignee shall reasonably request. If Tenant fails to execute and deliver such Tenant's Certificate to landlord, all statements set forth in the certificate delivered to Tenant shall be deemed true and correct and Landlord shall have the irrevocable right to execute same as attorney in fact for Tenant.

                                           SECTION 24,
                                SUBORDINATION - ATTORNMENT

        This Lease at the option of Landlord shall in all respects be junior and subordinate to, but not limited to, the following: any ground lease, mortgage, deed of trust, easement agreements, declaration of covenants, conditions and restrictions, other matters of record and all of the provisions contained therein, now existing or at any time hereinafter created, covering all or any portion of the Shopping Center. Within ten (10) days of written request of Landlord, from any mortgagee or deed of trust trustee, or beneficiary of Landlord, or from any lessor of Landlord, Tenant shall in writing execute a subordination of its rights hereunder to the lien of any mortgage or deed of trust or lease which Landlord is the lessee, or declaration of covenants, conditions, restrictions or easement agreement now or hereinafter in force on or against the Shopping Center or any portion thereof or to the interest of any ground lessor of any portion of the Shopping Center. The provisions of this
Section 24 to the contrary notwithstanding, any such agreement of subordination shall provide that so long as Tenant is not in default hereunder, this Lease shall remain in fall force and effect for the full term hereof. I:. the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the premises, or should the lease in which Landlord is the lessee be terminated, Tenant shall attorn to the purchaser, or lessor under said lease under any such foreclosure, sale or lease termination and recognize such purchaser or lessor as Landlord under this Lease, provided that the purchaser or lessor shall acquire and accept the premises subject to this Lease, providing, however, such purchaser or lessor shall not be bound by any prepayment of more than one (1) month's rental or any material amendment of this Lease made after the date such lessor's interest arose or after the date of the creation of the mortgage or deed of trust, foreclosure on which resulted in a sale to the purchaser.

                                            SECTION 25
                             QUIET POSSESSION; HOLDING OVER

        Landlord agrees that Tenant, upon paying the rent and performing all of the covenants and conditions of this Lease, including, without limitation, may quietly have, hold and enjoy the remises during the term hereof or any extension thereof; subject, however, to all of the provisions of this Lease.

        Should Tenant, with Landlord's written consent, hold over at the end of the term, Tenant shall become a tenant at will and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay minimum annual rent at a rate of one hundred fifty percent (150%) of the minimum annual rent in effect as of the last month of the term of this Lease and Percentage Rental and Additional Rent as set forth and as calculated in this Lease. If Tenant holds over at the end of the term or earlier termination without Landlord's written consent, Tenant shall pay Landlord as liquidated damages, a sum equal to twice the rent to be paid by Tenant to Landlord (including without limitation minimum annual rental, Percentage Rental and Additional Rent) for all the time Tenant shall retain possession of the premises or any part thereof; provided that the exercise of Landlord's rights under this
Section 25 shall not be interpreted as a grant of permission to Tenant to continue in possession.

                                             SECTION 26
                       PROMOTIONAL FUND/MERCHANTS' ASSOCIATION

        26.1 Promotion Fund. Landlord may, but shall not be obligated to establish a promotion fund to be administered by. Landlord for the promotion or *benefit of the Shopping Center (the "Promotion Fund"). The initial annual charge to Tenant for such Promotion Fund shall be seven thousand five hundred ($7,500.00). The Promotion Fund Charge shall be subject to increases as set forth below. Landlord shall give Tenant written notice of the establishment of the Promotion Fund and Tenant's Initial Promotion Fund Charge which shall be paid by Tenant M within ten (10) days of billing. After establishment of the Promotion Fund Tenant shall pay thereafter to Landlord the Promotion Fund Charge determined in accordance with this paragraph on a quarterly basis in advance during each lease year, within ten (10) days of billing. The Promotion Fund Charge shall be subject to annual adjustment increases, but not decreases, on each anniversary of the date of establishment of a the Promotion Fund in proportion to changes in the Index. Such adjustment, which shall not exceed 2.5% per year, shall be made by multiplying the Promotion Fund Charge by a fraction, the numerator of which is the value of the Index for the o calendar month one
(1) month preceding the calendar month for which such adjustment is to be made, and the denominator of which is the value of the Index for the calendar month one (1) year prior to the Index month used for the numerator. Each twelve (12) months ("year") Landlord agrees to contribute a maximum of twenty-five percent (25%) of the total amount of Promotion Fund Charges assessed and paid to the Promotion Fund by all tenants of the Shopping Center for such year, provided, that Landlord, at its option, may elect to contribute all or part of the services of a Promotion Fund Director, and/or secretary and/or assistants and their respective offices as part or all of such cash contribution. The Promotion Fund Director and all other Promotion Fund personnel shall may-be under the exclusive control and supervision of Landlord and Landlord shall have the sole and exclusive authority to employ and discharge the Promotion Fund Director and other Promotion Fund personnel. The salaries of the Promotion Fund Director and other Promotion Fund personnel shall be paid from the Promotion Fund. The Promotion Fund Charge shall be used and expended by Landlord within a reasonable time of its collection for the promotion and advertising of the Shopping Center. Landlord may discontinue such Promotion Fund at any time and reinstitute it at any time during the term of this Lease.

26.3 Deleted

26.4 Deleted

26.5 Deleted

                         SECTION 27 SUBSTITUTE PREMISES

        At its option, Landlord may substitute for the premises other space (hereafter called "Substitute Premises") in the Shopping Center before the Commencement Date or at any time during the term or any extension of this Lease. To the extent reasonably possible, the Substitute Premises shall have a comparable square foot area in a configuration substantially similar to the premises.

                 (a) Notice. Landlord shall give Tenant at least sixty (60) days notice of Landlord's intention to relocate Tenant to the Substitute Premises. This notice shall be accompanied by a floor plan of the Substitute Premises.

                  (b) Construction. Landlord agrees to construct, at its own expense, the Substitute Premises as expeditiously as reasonably possible to substantially the same state as the premises was in immediately prior to the relocation. Landlord shall have the right to reuse the fixtures, improvements end alterations existing in the premises. Tenant agrees to occupy the Substitute Premises after Landlord's Work is substantially completed.

                  (c) Moving Expenses. Landlord shall pay Tenant's reasonable cost of moving Tenant's furniture, trade fixtures and inventory to the Substitute Premises or alternatively, at its election, Landlord shall cause same to be moved at Landlord's expense.

                  (d) Lease Obligations. Subject to paragraph (e) below, Tenant agrees that all of the obligations of this Lease, including the payment of ail rent, will continue despite Tenant's relocation to the Substitute Premises. Upon substantial completion of the Substitute Premises, this Lease will apply to the Substitute Premises as if it had been the space originally described in the Lease. In the event Floor Area of the Substitute Premises is more or less than the Floor Area of the premises, the minimum annual rental payable under the terms of this Lease shall be adjusted accordingly on a pro rata square foot basis.

                  (e) Tenant's Liability. Landlord shall use all reasonable efforts to minimize any period when the premises shall be closed to the public as a result of relocation. Tenant's rent obligations shall abate from the date the premises is closed until the date the Landlord's Work Is substantially completed in the Substitute Premises and Tenant can reasonably occupy and use same for the conduct of its business. In the event during relocation a material portion of the premises cannot be used for the conduct of Tenant's business and Tenant cannot reasonably conduct business n the Substitute Premises, the minimum annual rental obligations of Tenant under the terms of this Lease shall-be equitably adjusted. Tenant agrees to use all reasonable efforts to open for business in the Substitute Premises as quickly as possible under the circumstances.

                  (f) Landlord's Liability. Except as provided above, Landlord shall not be liable or responsible in any way for damages or injuries suffered by Tenant pursuant to a relocation in accordance pith this provision, Including but not limited to, loss of goodwill, business or profits.

        Anything contained above to the contrary notwithstanding, in the event the Substitute Premises proposed by Landlord is not satisfactory to Tenant, then Tenant shall have the right within ten (10) days of receipt of such notice to give written notice to Landlord of the termination of this Lease, which termination shall be effective as of the expiration of the sixty (60)-day notice period specified above in subparagraph (a). In the event of such termination, Landlord and Tenant shall perform all obligations to be performed by them up to the date of termination.
                (g) Landlord shall agree to relocate Tenant during the months of June, July, and August and will be responsible for the cost moving Tenant.

                                   SECTION 28
                               GENERAL PROVISIONS

        28.1 Should Tenant fail, after ten (10) Says written notice from Landlord, to pay and discharge any lien or claim for labor or materials employed or used in, or any claim for damages arising out of the repair, alteration, maintenance and use of the premises, or should Tenant fail to provide or evidence the provision of any insurance policy as required by this Lease, or should Tenant fail to fully pay or perform any sum to be paid or any covenant or agreement to be performed by Tenant, as provided for in this Lease, Landlord shall have the right, but not the obligation to do so. All costs, expenses and other sums incurred or paid by Landlord in connection therewith, together with interest at the maximum rate per annum then permitted by law on such costs, expenses, and sums from the date incurred or paid by Landlord, shall be Additional Rent payable by Tenant, upon demand, and failure to do so shall constitute a material breach of this Lease.

        28.2 In the event this Lease provides that the exercise of any right by Tenant or the performance of any obligations of Tenant shall be subject to the consent or approval of Landlord, then in any case in which Landlord shall withhold or delay or refuse its consent, such determination and action by Landlord shall be final and conclusive upon Tenant unless Tenant shall within sixty (60) days after notice from Landlord of its determination, file an equitable action in the appropriate court, in the county in which the premises are located, seeking injunctive relief from Landlord's determination, which injunctive relief shall be the sole remedy of Tenant for any such withholding or delay in or refusal of consent or approval by Landlord. In the event that any action for Injunctive relief shall be filed by Tenant pursuant to the provisions of this paragraph, the sole issue shall be the determination as to whether the withholding or delaying of consent or approval or refusal by Landlord is in accordance with Landlord's rights under the terms of this Lease and permitted by law, and in the event that a determination shall be made with the withholding or delaying of consent or approval or refusal by Landlord was or is not permitted by law or not within the Landlord's rights under the terms of this Lease, then the decision shall, annul such withholding or delaying of consent or approval or refusal, such annulment being the sole remedy of Tenant, it being the intention of the parties hereto (as to which they are conclusively bound) that in no event shall any such withholding or delaying of consent or approval or refusal by owner or any decision of any court with respect thereto (i) impose any financial liability upon or result in any damages being recoverable from Landlord; and/or
(ii) create any right cognizable or remedy enforceable in favor of Tenant and against Landlord in law or in equity or under any special statutory proceeding or at all (except as specifically set forth above).

                  28.3 In the event Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, the prevailing party in such action or proceeding shall be entitled to recover reasonable attorneys' fees and. .other costs and expenses incurred from the non-prevailing party. The prevailing party shall be determined by the court and not necessarily the party in whose favor a judgement is rendered.

               28.4 The captions of Sections of this Lease are for convenience only, are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease. Except as otherwise specifically stated in this Lease, references to "the term" shall include the original lease term and any extension, renewal or holdover thereof.

               28.5 Wherever in this Lease it shall be required' or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served, and shall not be deemed to have been duly given or served unless in writing and personally served at, sent by a nationally recognized overnight delivery service, e.g. Federal Express, or forwarded by certified or registered mail, postage prepaid, addressed to the addresses of the parties specified in Section 1 hereof. Any such communication shall be deemed effective upon, (a) personal delivery or, (b) the execution and delivery of a written receipt of delivery by a party or its agent receiving such communication.

                  28.6 All the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate paragraph hereof, and that all of the provisions hereof', subject to restrictions on assignment, shall bind and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

                  28.7 Nothing contained in this Lease shall be deemed or construed as creating a partnership or joint venture between Landlord and Tenant or between Landlord and any other party, or cause Landlord to be responsible in any way for the debts or obligations of Tenant or any other party.

                  28.8 If any provision of this Lease shall be determined to be void of any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. It is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

           28.9 In the event Tenant hereunder shall be a corporation, the persons executing this Lease on behalf of Tenant covenant and warrant that (a) Tenant is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State of California, (b) all franchise and corporate taxes have been paid to date, and (c) all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due. Upon request, Tenant shall deliver to Landlord such corporate resolutions, certified by the Secretary of the corporation with the corporate seal affixed, confirming the authority of the corporation to enter into this Lease as Landlord may require.

           28.10 There are no oral agreements between the parties hereto affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed or given by Landlord to Tenant with respect to the subject matter hereof, and none thereof shall be used to Interpret or construe this Lease.

           28.11 Landlord reserves the absolute right to effect such other tenancies in the Shopping Center as Landlord, in the exercise of Its sole business judgment, shall determine. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or number of tenants shall during the term of this Lease occupy any space in the Shopping Center. The designation of any type of use or tenancy with respect to any building site on the attached site plan is not intended as a covenant or representation that said building site shall be constructed or devoted to such a use or tenancy nor shall Landlord be responsible or liable to Tenant should any other tenant or lessee fail to open or continue to be opened for business during the term of this Lease. This Lease is and shall be considered to be the only agreement between the parties hereto and their representatives and agents. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties and all reliance with respect to representations Is solely upon the representations and agreements contained in this Lease.

           28.12 The laws of the State of California shall govern the validity, performance and enforcement of this Lease. Although the printed provisions of this Lease were drawn by Landlord, this Lease shall not be construed either for or against Landlord or Tenant.

           28.13 A waiver of any breach or default shall not be a waiver of any other breach or default. Landlord's consent to, or approval of, any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant.

           28.14 This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or Is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, Acts of God, or any other cause beyond the reasonable control of Landlord.

            28.15 Deleted

            28.16 Tenant herein covenants by and for itself, its heirs, executors, administrator, and assigns and all persons claiming under or through it, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons on account of race, sex, marital status, color, creed, national origin or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the premises herein leased, nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, subtenants or vendees in the premises herein leased.

        28.17 Time is of the essence of this Lease.

        28.18 Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. The rights given to Landlord herein are in addition to any rights that may be given to Landlord by any statute or otherwise.

        28.19 In the event that a parking surcharge or regulatory fee, however designated, is imposed upon or levied or assessed against the Shopping Center or on, or on account of, the parking spaces thereon,, or any portion thereof, by any governmental agency or authority pursuant to any law now existing or hereinafter enacted, Tenant agrees that Landlord may, but Landlord shall not be obligated to do so, institute a system of pay parking and, in such event, the proceeds of such system will be used to pay any such surcharge or fee and the cost of implementing or administering such system.

        28.20 In the event that Landlord commences any proceedings or action for nonpayment of rent or other charges provided for in this Lease, Tenant shall not impose any non-monetary counterclaim of any nature or description in any such proceeding or action. Tenant and Landlord 9 both waive a trial by jury of any or all issues arising in any action or proceeding between the parties hereto or their successors, under or connected with this Lease, or any of its provisions, including any unlawful detainer action.

        28.21 In the event any sum due by Tenant to Landlord is not paid when due or in the event Landlord incurs an cost or expense by reason of Tenant's failure to perform any of its monetary obligations hereunder, such sums, costs and expenses shall bear interest at the Interest Rate specified in Section 5.6(a) of this Lease until paid or reimbursed to Landlord.

        28.22 If there be more than one (1) party acting as the Tenant hereunder, the obligations hereunder imposed shall be the joint and several obligations of such parties.

        28.23 Notwithstanding anything contained in this Lease to the contrary, the termination or expiration of this Lease shall not release either party from its obligations of indemnity hereunder with respect to acts occurring prior to such termination, nor Tenant from Tenant's obligations to remove its personal property and/or leasehold improvements from the premises and to repair any damage to the premises resulting from such removal.

        28.24 Tenant shall not by entering into this Lease or occupying or using any portion of the premises or by performance of its obligations hereunder acquire any right, title or interest in and to the name, logo, trademark or service mark of the Shopping Center and shall not use any of the foregoing in any manner whatsoever without the express written consent of the Landlord. Landlord hereby grants Tenant use of the name Grove Bowl in its name.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the day and year first above written.


 "Landlord"                                     DP PARTNERSHIP,
                                                A California General Partnership

                                                By: /S/ Peter Schultz


 "Tenant"                                       Cabrillo Lanes, Inc., a New
                                                    York Corporation


                                                By: /S/ HAROLD S. ELKAN
                                                     Harold S. Elkan
                                    President

THIS LEASE SHALL NOT BECOME EFFECTIVE UNTIL EXECUTED BY LANDLORD AND DELIVERED TO TENANT, AND THE SUBMISSION OF THIS FORM OF LEASE TO TENANT BY LANDLORD, OR LANDLORD'S AGENT, DOES NOT CONSTITUTE AN OFFER TO LEASE. NO EMPLOYEE OR AGENT OF LANDLORD OR ANY PERSON WITH WHOM TENANT MAY HAVE NEGOTIATED THIS LEASE HAS ANY AUTHORITY TO MODIFY THE TERMS HEREOF OR TO MAKE ANY AGREEMENTS, REPRESENTATIONS, OR PROMISES UNLESS THE SAME ARE CONTAINED HEREIN OR ADDED HERETO IN WRITING.

EXHIBIT A


DIAGRAM OF PROJECT


EXHIBIT B

DIAGRAM OF PREMISES

                                   EXHIBIT "C"
                            SECTION I - TENANT'S WORK

It is understood that Tenant has taken possession of the building, with all the existing improvements, in "AS IS" condition. Additional improvements must conform to this Exhibit "C".

A. The work to be done by Landlord in satisfying its obligation to construct Tenant's store or provide the premises under the Lease is expressly limited to the work specifically described in Section II below under the heading Landlord's Work ("Landlord's Work"). All other items of work necessary to complete the premises for the proper conduct of Tenant's business shall be provided by Tenant at its expense and is referred to as "Tenant's Work". Tenant's Work shall be performed in accordance with all conditions and obligations of this Lease including the requirements set forth below and shall include and shall be subject to, but not be limited to, the purchase, payment, installation, performance, repair and replacement of the following:

        1. The design, quality and installation of Tenant's work shall be subject to the approval of Landlord and any architect employed by Landlord (the "Project Architect") and shall conform to and be in accordance with all City, County, and State and other governmental ordinances, rules and regulations relating thereto and applicable standards of the National Board of Fire Underwriters, the National Electric Code and American Gas Association. Tenant agrees to indemnify and hold Landlord harmless for said work and any and all claims arising therefrom or related thereto as provided in Section 10 of this Lease. Prior to commencement of construction, Tenant shall submit to Landlord evidence of insurance as required by Section 10 of this Lease and this Exhibit C.

           2.     All interior partitions and curtain walls within the premises.

           3.     All floor coverings.

          4. All dry wall or plaster within premises excluding demising partitions.

          5.  Internal   communication  systems,  alarm  systems,  or  any  fire
     protection and alarm systems as may be required by any government agency.

           6.     Store fixtures and furnishings.

           7. Elevators, dumbwaiters, chutes, conveyors, duct shafts, pneumatic tubes and their shafts, doors and other components, including the electrical hook-up and service, if any, from the electrical panel to said equipment.

           8.     Show window display platforms, window backs.

           9.     All interior finish in show windows.

         10.      Tenant's sign(s).

         11. Removal of all Tenant trash and debris to centrally located trash receptacles during Tenant's work to Tenant's premises.

         12. Tenant shall be responsible for obtaining all approvals for Tenant's Work and business from the applicable health department and all other governmental agencies having jurisdiction, when required.

        13. Grease interceptors located within the premises will be required for all food preparation areas having pot sinks or any grease producing appliances discharging into the waste system. Tenant shall be responsible for the proper care, cleaning and maintenance of the grease interceptors and any piping required therefor unless at Landlord's sole discretion Landlord installs a common grease interceptor. If Landlord Installs such interceptor Tenant shall reimburse Landlord for its pro rata share of Landlord's costs. Nothing contained in this paragraph shall be construed as allowing Tenant to use the premises for food preparation purposes or the installation of pot sinks and/or grease producing appliances, if such uses are not otherwise expressly permitted by the terms and provisions of this Lease.

B. When final plans have been prepared for the building in which the premises are situated, Landlord shall submit to Tenant a floor plan of the premises showing columns and other structural work in the premises, the location of the rear door, and the utility locations within the premises.

C. Within thirty (30) days after Tenant has received the above described floor plan, Tenant shall submit to Landlord, for Landlord's' approval, two (2) sets of complete and fully detailed working drawings covering the Tenant's Work. Within twenty (20) days of receipt, Landlord shall notify Tenant in writing of any changes required in said detailed working drawings in order for approval by Landlord. Tenant shall make all such required changes before commencing any work. Tenant's Work shall be performed in a first-class workmanlike manner strictly in conformance with the working drawings approved by Landlord and the Project Architect. Only new materials shall be used.

D. The requirements set forth below in this paragraph D shall be Tenant's obligations for the benefit of Landlord and, to the extent they require action by or the approval or agreement of Tenant's contractors, shall be incorporated as "Special Conditions" into the contract(s) to be furnished to Landlord at least fifteen (15) days prior to the commencement of Tenant's Work):

        1. Prior to start of Tenant's Work, Tenant's contractor shall provide Landlord with a construction schedule Indicating the completion dates of all phases of Tenant's Work.

        2. Tenant's contractor shall diligently perform Tenant's Work in an expeditious manner and at times which do not impede or delay performance of Landlord's Work or other work performed by Landlord or any other occupants of any portion of the Shopping Center or the performance by Landlord of any other work in the Shopping Center and any damage resulting therefrom including without limitation delay in the commencement of payment of rent by the Tenant for the premises or delay in payment of rent of any other occupant of any other space in the Shopping Center shall be paid by Tenant promptly upon demand.

        3. Tenant's contractor shall be responsible for the repair, replacement and clean-up of any damaged caused or required by reason of any act or conduct of the Tenant's contractor or any of its subcontractors or materialmen to other contractor's work, the premises or any adjacent properties which specifically includes access ways to the Tenant's premises which may be concurrently used by others.

        4. Tenant's contractor shall confine storage of materials and performance of tenant's Work within the premises and such other space as he may be specifically designated by Landlord. In the event any space outside of the premises is designated by Landlord for use by Tenant's contractor, such contractor shall move all materials and fabrication operations to such space as Landlord shall direct from time to so as to avoid interference with or delays in other work being performed in the Shopping Center or the conduct and operation of the businesses of any occupants within the Shopping Center or access to the Shopping Center.

        5. All Trash and surplus construction materials shall be stored within the premises or as directed by Landlord and shall be promptly removed from the Shopping Center or such other area as may be designated by Landlord, from time to time, as directed by Landlord.

        6. Tenant's contractor shall notify Landlord or Landlord's project manager of any planned work to be done on weekends or other than normal job hours. Normal job hours shall be designated by Landlord.

        7. Tenant and Tenant's contractor are responsible for compliance with all applicable codes and regulations of duly constituted authorities having jurisdiction insofar as the performance of the work and completed improvements are concerned, for all work performed by Tenant or Tenant's contractor and all applicable safety regulations established by Landlord for the Shopping Center.

          8. Tenant's contractor or subcontractors shall not post signs on any part of the Shopping Center or on the premises.

        9. Tenant shall be responsible for and shall obtain and record a valid Notice of Completion promptly following completion of Tenant's Work, and shall promptly forward a copy of the document as recorded to Landlord.

E. Tenant's Work shall be coordinated under Landlord's direction with the work being done or to be performed by Landlord and/or other owners or tenants in the Shopping Center, so that Tenant's Work will not interfere with or delay the completion of any other construction work in the Shopping Center and Tenant shall cause its contractors to coordinate Tenant's direction, with Landlord's contractor or the Project Architect.

F. Tenant's contractors and subcontractors shall be required to remove and dispose of, at least once a week and more frequently as Landlord may direct, all debris and rubbish caused by or resulting from the construction and, upon completion of Tenant's Work, remove all. temporary structures, surplus materials, debris and rubbish of whatever kind remaining in the premises or within the Shopping Center which had been brought in or created by the contractors and subcontractors in the construction of Tenant's Work. If any contractors and subcontractors shall neglect, refuse or fail to remove any such debris, rubbish, surplus material or temporary structures within one (1) day after notice to Tenant from Landlord with respect thereto, Landlord may cause the same to be removed as Landlord may determine expedient, and charge the cost thereof to Tenant.

G. All of Tenant's contractors and subcontractors shall carry Workmen's Compensation Insurance covering all of their respective employees and shall also carry public liability insurance, including property damage, with limits and in form and in companies approved by Landlord; and the policies therefor shall insure landlord and Tenant, as well as the contractor or subcontractor. Certificates for all of the foregoing insurance shall be delivered to Landlord before construction of Tenant's Work is started or contractor's equipment is moved onto the site. Tenant shall cause to be carried Insurance against damage by fire to the construction and improvements to be made by Tenant. Such Insurance shall be in amounts and with such extended coverage endorsements as may be required and approved by Landlord. Certificates for such insurance shall be delivered to Landlord before the construct 'n is started or contractor's equipment is moved onto the site. In the event that during the course of Tenant's work any damage shall occur to the construction and improvements being-made by Tenant, Tenant shall repair the same at Tenant's cost.

 H. There shall be no penetrations of the roof or installation of radio, television or other antennas without the prior written approval of both Landlord and the Project Architect. Any and all roof penetrations required by Tenant and so approved by Landlord and the Project Architect shall be at Tenant's expenses and shall be engineered and installed in a manner approved by Landlord and the Project Architect. All flashing, counter-flashing and roof repairs shall conform to the reasonable requirements of Landlord and the Project Architect and such work shall be paid for by Tenant and performed by a roofing subcontractor approved by Landlord.

 I. Carpeting and/or other quality floor coverings, such as glazed or unglazed pavers, wood parquet or terrazzo shall be used for flooring in Tenant's public areas. Vinyl tile shall not be used in Tenant's public areas without the prior approval of Landlord.

J. All fluorescent or incandescent lighting fixtures in Tenant's public area, other than decorative fixtures, shall be recessed. Fluorescent fixtures shall have acrylic lenses or diffusers. Bare lamp, fluorescent or incandescent fixtures may be used only in concealed areas and/or stockrooms. Particular note is made that Tenant shall comply with Title 24 of the Energy Conservation Design Manual for New Non-Residential Buildings.

K. Landlord's approval of Tenant's working drawings or preliminary drawings shall not be deemed to constitute approval as to compliance of such drawings with governmental laws, ordinances, orders, rules, regulations or requirements or as to structural integrity or suitability for Tenant's intended purpose.

L. Any failure by Tenant to provide any information, drawings or other items to Landlord prior to commencement of the term of this Lease pursuant to this Exhibit C or any other exhibit or addendum attached to this Lease or to otherwise perform any obligations to be performed by Tenant pursuant to this Lease prior to the commencement of the term of this Lease which failure continues for a period of ten (10) days or more following notice to Tenant from Landlord specifying such failure shall permit Landlord, at Landlord's option and in addition to any other remedies Landlord may have by reason of any such failure, including without limitation the right to terminate this Lease under
Section 20, to terminate this Lease by giving written notice of such termination to Tenant, which notice shall specify that this Lease is being terminated under this paragraph L. Landlord and Tenant agree that Landlord's damages would be impractical and extremely difficult to ascertain in the event of such a termination under this paragraph L and agree that, in such event, Landlord shall be entitled to retain the security deposit deposited with Landlord pursuant to
Section 6 of this Lease and the portion of the Occupancy Charge specified in paragraph (k) of Section 1 of this Lease paid to Landlord upon the execution and delivery of this Lease as agreed upon and liquidated damages, as Landlord's sole monetary remedy by reason of such failure by Tenant; provided that if the amount of such security deposit is less than an amount equal to two (2) months' rental, the difference shall be paid to Landlord by Tenant upon demand and as additional liquidated damages. Nothing contained in this paragraph, however, shall be construed as releasing Tenant from its obligation to reimburse Landlord for certain charges of the Project Architect pursuant to paragraph P below or from any of its obligations of indemnification under this Lease.

M. Landlord may cause Tenant's working drawings and all corrections, additions, modifications or alterations thereto to be processed by the Project Architect, if any, at Tenant's expense and Tenant agrees to reimburse Landlord for such expense promptly upon demand. All such corrections, additions, modifications or alterations shall be subject to the approval of Landlord and of any Project Architect.

                          SECTION II - LANDLORD'S WORK
Landlord shall deliver to Tenant and Tenant accepts from Landlord the premises in "AS IS" condition, including all Furniture, Fixtures, and Equipment.

                                   EXHIBIT "D"
                  SIGN CRITERIA - NORTH FACING EXTERIOR TENANTS

These criteria have been established for the purpose of assuring an outstanding shopping center and for the mutual benefit of all tenants. Conformance will be strictly enforced, and any installed non-conforming or unapproved signs must be brought into conformance at the expense of Tenant.

 A.     GENERAL REQUIREMENTS

          1. All permits for signs and their installation shall be obtained by Tenant or its representative.

        2.    All signs shall be constructed and installed at Tenant's expense.

        3. Tenant shall be responsible for the fulfillment of all requirements of these criteria, and shall submit samples of sign material if requested by Landlord.

 B.      GENERAL SPECIFICATIONS

        1.      No animated, flashing or audible signs will be permitted.

         2.     No exposed lamps or tubing will be permitted.

        3. All signs shall bear the UL label, and their installation shall comply with all local building and electrical codes.

        4.      No exposed raceways, crossovers or conduits will be permitted.

          5. All cabinets, conductors, transformers and other equipment shall be concealed. Visible fasteners will not be permitted.

        6.      Electrical service to all signs shall be on Tenant's meter.

          7. Painted lettering will not be permitted,  except as specified under
     G.2 of this exhibit.

 C.      LOCATION OF SIGNS

         1. Tenant shall be permitted one (1) sign located on fascia band between supporting columns and one (1) double-faced blade sign.
         2. If any signs perpendicular to the face of the building or storefront are permitted, they will be located within the "blade sign area" as designated, then no signs perpendicular to the face of the building or storefront will be permitted.

  D.     DESIGN REQUIREMENTS

          1. All Tenant storefront entrance/store identification designs shall be subject to the approval of Landlord.

          2. wording of signs shall not include the product sold except as part of Tenant's trade name or Insignia.

               3. Tenants facing the mall shall have identification signs designed in a manner compatible with and complementary to any adjacent and facing three-dimensional pop-out storefronts and Landlord's overall design concept.

               4. Tenants are encouraged to have signs designed as an integral part of the storefront design with letter size and location appropriately scaled and proportioned to the overall storefront design.' The design of all signs, including style and placement of lettering, size, color, materials and method of illumination, shall be subject to the approval of Landlord.

               5. Signs designed in the more traditional manner with the lettering applied to a background surface that is part of the storefront shall conform to the following requirements:

                      a. The sign area shall not exceed five percent (5%) of the area of the storefront or twelve (12) square feet, whichever is larger, and shall be located at least thirty-six inches (36") from each lease line. Sign area will be measured by circumscribing a rectangle around the main body of the sign.

                      b. The overall length of the sign shall not exceed two-thirds (2/3) of the width of the storefront exposure between neutral strips.

                      c. The maximum height for letter shall not exceed sixty percent (60%) of facia height not to exceed a maximum overall letter height of eighteen inches (18").

          6. Signs shall be composed of individual or script lettering. Signs with background panels shall be designed in a manner compatible with the storefront.

        7.      Sign boxes and cans will not be permitted.

          8. All food court signs shall contain exposed neon as an integral element of the sign.

          9. Maximum projection of signs from storefront facia shall not exceed one and one-half inches (1-1/2").

E.      CONSTRUCTION REQUIREMENTS

        1. All exterior signs, bolts, fastenings and clips shall be of enameling iron with porcelain enamel finish, stainless steel, aluminum, brass or bronze. No black iron materials of any type will be permitted.
  I
               2. All exterior letters or signs exposed to the weather shall be mounted at least three-eighths inches (3/8") from the building wall to permit proper dirt and water drainage.

          3. All letters shall be fabricated using full-welded construction.

                4. Location of all openings for conduit and sleeves In sign panels of building walls shall be Indicated by the sign contractor on drawings submitted to Landlord.

          5. All penetrations of the building structure required for sign installation shall be neatly sealed in a watertight manner.

                6. No labels will be permitted on the exposed surface of signs except those required by local ordinance which shall be applied in an inconspicuous location.

                7. Sign contractor shall repair any damage to any work caused by his work.

          8. Tenant shall be fully responsible for the operations of Tenant's sign contractors.

        9. Threaded rods or anchor bolts shall be used to mount sign letters which are spaced out from background panel. Angle clips attached to letter sides will not be permitted.

F.      REQUIRED APPROVALS

To fulfill the sign approvals required by this Lease, Tenant shall submit to the Landlord three (3) sets of drawings of the proposed signs. one (1) set of prints thereof will be returned to the tenant showing the approval of the Landlord with or without qualifications. If the approval qualifications are of such scope that this procedure is not practical, Tenant shall resubmit revised drawings for final approval. Until such approval is obtained, no signs shall be installed.

G.      MISCELLANEOUS REQUIREMENTS

        1. Tenant will be permitted to place upon each entrance of its premises not more than one hundred forty-four (144) square inches of gold leaf of decal application lettering not to exceed two inches (2") in height, indicating hours of business, emergency telephone numbers, etc.

        2. If Tenant has a non-customer door for receiving merchandise, it may have uniformly applied on said door in location, as directed by Landlord, in two inch (2") high block letters, the Tenant's name and address. Where more than one
(1) tenant uses the same door, each name and address shall be applied. Color of letters will be as selected by Landlord.

        3. Tenant may install on its enclosed mall storefront, if required by the U.S. Post Office, the numbers only from the street address in exact location stipulated by Landlord. Size, type and color of numbers shall be as stipulated by Landlord.

          4. Floor signs such as inserts into terrazzo, etc., shall be permitted within Tenant's lease line in the storefront, if approved by Landlord.

        5. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks, or other descriptive material shall be affixed or maintained upon" the glass panes and supports of the show windows and doors, or upon the exterior walls of the building or storefront.

        6. The provisions of this criteria shall not be applicable to the identification of occupants designated by the owner as "major" or "special" tenants that may be located In the shopping center. It is understood and agreed that these occupants may have their usual sign on similar buildings operated by them in California; provided, however, that said sign Is architecturally compatible and has been approved by the owner and the City of San Diego Planning Department.

                                   EXHIBIT "E"
               TENANT'S CERTIFICATE STATEMENT OF TENANT RE: LEASE
Date:                , 198

Re: Address

For Premises in:

Gentlemen:

The undersigned, as Tenant under that certain Lease dated , 198_, made and entered into between DP PARTNERSHIP, as Landlord, and the undersigned, as Tenant, hereby ratifies said Lease and certifies that the undersigned:

          (a) Entered into occupancy and accepted possession of the premises described in said Lease on , 198_;

        (b) The initial minimum annual rental was payable from that date and the present minimum annual rental is $ , payable in monthly installments of $ ;
        (c) The Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (except

          (d) The Lease, as amended or modified as set forth above, represents the entire agreement between the parties as to this leasing;

        (e) That the term of the Lease expires on , 198

        (f) That all conditions under the Lease to be performed by the Landlord have been satisfied and all required contributions by Landlord to Tenant on account of Tenant's improvements have been received;
        (g) On this date there are no existing defenses or offsets which the undersigned has against the enforcement of said Lease by the Landlord;

          (h) That rental has (has not) been paid in advance and security in the sum of $ has been deposited with Landlord; and

          (1) That the minimum annual rental monthly installment for 198 has been paid.

                                Very truly yours,
                                     TENANT
                                        1

                                   EXHIBIT "F"
                              RULES AND REGULATIONS
 Tenant agrees as follows:
        1. All loading and unloading of goods shall be done in the areas and through the entrances designated for such purposes by Landlord. Tenant shall use its :best efforts to complete, or cause to be completed, all deliveries, loading, unloading and services to the premises prior to 10:00 a.m. of each day. Tenant shall not permit or cause delivery trucks or other vehicles servicing the premises to park or stand in front of, or at the rear of, the premises from 10:00 a.m. to 9:00 p.m. of each day. Landlord reserves the right to further regulate the activities of the Tenant in regard to deliveries and servicing of the premises by the adoption of rules and regulations relating thereto pursuant to Section 7.4.
        2. The delivery or shipping of merchandise, supplies and fixtures to and from the premises shall be subject to such rules and regulations as in the judgment of Landlord are necessary for the proper operation of the premises or Shopping Center.

          3. No person shall use any utility area, truck facility. or other area reserved for use in connection with the conduct of business except for the specific purpose for which permission to use such area is given.

        4. No employee shall use any area for motor vehicle parking, except the area or areas specifically designated for employee parking by Landlord subject to the provisions of the Lease. No employer shall designate any area for employee parking, except such area or areas as are designated in writing by Landlord.

        5. No person without the express written consent of Landlord shall within any portion of common area of the Shopping Center or outside the premises leased to such person:

                (a) Vend, peddle or solicit orders for sale or distribution of any merchandise, device, service, periodical, book, pamphlet or other matter whatsoever;
                (b) Exhibit any sign, placard, banner, notice or other written material; (c) Distribute any circular, booklet, handbill, placard or other material; (d) Solicit membership in any organization, group or association or contribution for any purpose;
                (e) Parade, patrol, picket, demonstrate or engage in any conduct that might tend to interfere with or impede the use of the common areas by Landlord, or any occupancy or any employee, or invitee of any occupant, create a disturbance, attract attention, or harass, annoy, disparage, or be detrimental to, the interest of any business establishment within the Shopping Center;
               (f) Use the common area for any purpose when none of the business establishments within the Shopping Center is open for business or employment;
               .(g) Throw, discard or deposit any paper, glass or extraneous matter of any kind, except in designated receptacles, or create litter or hazards of any kind;
                (h) Deface, damage or demolish any sign, light standard or fixture, landscaping material or other improvements within, or property situated within, the Shopping Center.

        6. The outside are immediately adjoining the premises shall be kept clean and free from dirt and rubbish by Tenant to the satisfaction of Landlord, and Landlord shall not place or permit any obstructions or merchandise in such areas.

        7. The plumbing facilities shall not- be used for any purpose other than that for which they were constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees, agents or invitees shall have caused it.

        8.     No portion of the premises shall be used for lodging purposes.

                              EXHIBIT "C" GUARANTY

  The undersigned, ,Sports Arenas, Inc. ("Guarantor"), whose address is 5230 Carroll Canyon Rd., Ste. 310, San Diego, CA 92121, as a material inducement to and in consideration of DP Partnership ("Guaranteed Party") entering into a written agreement ("Agreement") with Cabrillo Lanes, Inc. (A wholly owned company of Sports Arenas, Inc.) ("Obligor" ), unconditionally guarantees and promises to and for the benefit of Guaranteed Party that Obligor shall perform all of the provisions of the Agreement that Obligor is required to perform.

  If Guarantor is more than one person, Guarantor's obligations are joint and several and are independent of Obligor's obligations. A separate' action may be brought or prosecuted against any other Guarantor or Obligor, or at all, or whether any other Guarantor or Obligor, or all, are joined in the action.

 The provisions of the Agreement may be changed by agreement between Guaranteed *Party and Obligor at any time, or by course of conduct, without the consent of or without notice to Guarantor. This guaranty shall guarantee the performance of the Agreement as changed. Assignment of the Agreement (as and if permitted by the Agreement) shall not affect this guaranty.
i
 This guaranty shall not be affected by Guaranteed Party's failure to delay to enforce any of its rights.

 If Obligor defaults under the Agreement, Guaranteed Party can proceed Immediately against Guarantor or Obligor, or both, or Guaranteed Party can enforce against Guarantor or Obligor, or both, any rights that it has under the Agreement, or pursuant to applicable laws. If the Agreement terminates and Guaranteed Party has any rights it can enforce against Obligor after termination, Guaranteed Party can enforce those rights against Guarantor without giving previous notice to Obligor or Guarantor, or without making any demand on either of them.

 Guarantor waives the right to Guaranteed Party to (1) proceed against Obligor;
 (2) proceed against or exhaust any security that Guaranteed Party holds from Obligor; or '(3) pursue any other remedy in Guaranteed Party's power. Guarantor waives any defense by reason of any disability of Obligor, and waives any other defense based on the determination of Obligor's liability from any cause. Until all Obligor's obligations to Guaranteed Party have been discharged in full, Guarantor has no right of subrogation against Obligor. Guarantor waives any right to require the Guaranteed Party to enforce any remedies that it may have against the Obligor and waives any right to participate in any security now or later held by Guaranteed Party. Guarantor waives all presentiments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, and notices of acceptance of this guaranty, and waives all notices of existence, creation, or incurring of new or additional obligations.

 If Guaranteed Party disposes of its interests In the Agreement, "Guaranteed Party", as used In this guaranty, shall mean Guaranteed Party's successors and assigns.

 If Guaranteed Party is required to enforce this Guaranty, Guaranteed Party all costs incurred, including, without limitation, reasonable attorney's fees shall, be the responsibility of the Guarantor.

Guarantor's obligations under this guaranty shall be binding on Guarantor's. successors.

This Guaranty shall be interpreted, enforced and applied In accordance with the laws of the State of California, and Guarantor acknowledges that the enforcement of any rights or obligations hereunder shall be pursuant to proceedings filed in the Superior Court of the State of California, County of San Diego, which is the principal place of business of Guaranteed Party, and Guarantor consents and agrees to the jurisdiction of said Court.


 DATED: JANUARY 3, 1994


BY: /S/ HAROLD S. ELKAN, PRESIDENT

                                    EXHIBIT H
                                      [FORM OF NON-DISTURBANCE AGREEMENT]

TENANT'S ACCEPTANCE LETTER
NONDISTURBANCE, SUBORDINATION AND ATTORNMENT
Date:   [Lender Name]
[Lender Name and Address]

Re: Marketplace at the Grove 3450 College Avenue
        San Diego, California 92121

The undersigned ("Tenant") understands that [Lender Name] is the lienholder of a mortgage loan (the "Loan") on the Property described above. In connection with the Loan, [Lender Name] has received an assignment of all leases with respect to the Property and will be acting in reliance upon this letter.

By signing below, the Tenant certifies to and agrees with [Name of Lender] as follows:

1. The Tenant leases a portion of the property located at 3450 College Avenue, San Diego, California 92121 and known generally as Marketplace at the Grove (the "Property").

2. The Lease between the Tenant and the landlord ("Landlord") regarding the Tenant's premises (the "Premises") is dated and is unamended except as follows: [dates of lease amendments].

        The lease together with the amendments is referred to herein as the "Lease", and is the complete statement of the Landlord and the Tenant regarding the Premises.

3. A copy of the Lease is attached hereto.

4. The Tenant has accepted and is now in possession of the Premises. Any construction, build out, improvements, alterations or additions to the Premises required under the Lease have been completed in accordance with the Lease.

5. The Tenant has not subleased any part of the Premises or assigned the Lease in violation thereof.

6. As of this date, the Lease is in full force and effect and there is no violation of or default under the Lease on the part of the Landlord or the Tenant. There is no present offset of rent and the Tenant has no knowledge of any circumstances which would give rise to any credit or set-off against the obligation for present or future rentals under the Lease.

7. The Tenant will, concurrently with the giving of any notice to the Landlord, give [Lender Name] written notice (at the above address) of any default by the Landlord under the Lease. [Lender Name] will have a reasonable opportunity, before the exercise of any rights the Tenant may have pertaining to the Lease, to cure any such default by the Landlord.
8. The Tenant hereby subordinates all of its right, title and interest under the Lease to the lien, operation and effect of any mortgage(s) (as modified or extended) of [Lender's Name] now or hereafter in force against the Property, and to all advances hereafter made under such mortgage(s).
9. In the event that (Lender Name] or any third party becomes the owner of the Property, by foreclosure or otherwise, the Tenant agrees to attorn to [Lender Name] or any purchaser and to recognize [Lender Name] or any purchaser as the Landlord under the Lease. Acceptance of this letter by [Lender Name] constitutes the agreement of [Lender Name] that it will not disturb or interfere with the Tenant's possession of the Premises during the term of the Lease or any extension or renewal thereof so long as Tenant is not in monetary default under the Lease.

Sincerely,

TENANT:            (As specified in Lease)
By:__________________________________________________
                   Name:____________________________________________
                   Title:___________________________________________

Agreed and Accepted:     [Lender Name]
                                     By:

                                    EXHIBIT I
                                          [FORM OF LETTER OF CREDIT]

NAME OF BANK
BENEFICIARY:                                       APPLICANT:

DP PARTNERSHIP                                     CABRILLO LANES, INC.
3450 COLLEGE AVENUE                                SORRENTO MESA OFFICE ROAD
POST OFFICE BOX 152026                             SUITE 310
SAN DIEGO, CALIFORNIA 92115                        SAN DIEGO, CALIFORNIA 92121
                                            DATE AND PLACE OF EXPIRY: 12/31/1998


                            AMOUNT: USD 250,000.00 Two hundred Fifty Thousand U.
                                               S. Dollars and no Cents

GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR FOR PAYMENT BY YOUR DRAFTS AT SIGHT DRAWN ON [BANK NAME], AND ACCOMPANIED BY DOCUMENTS AS SPECIFIED BELOW:

BENEFICIARY'S CERTIFICATE PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF DP PARTNERSHIP (BENEFICIARY), STATING THAT THE AMOUNT DRAWN REPRESENTS THE ADDITIONAL RENTAL PAYMENT THAT IS OWED TO BENEFICIARY UNDER THAT CERTAIN AMENDMENT TO LEASE DATED BETWEEN THE BENEFICIARY AND THE ACCOUNT PARTIES.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS CREDIT SHALL BE DULY HONORED IF PRESENTED FOR PAYMENT AT THIS OFFICE ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

                                                   VERY TRULY YOURS,


                                                    [BANK AUTHORIZED SIGNATURE]